As filed with the Securities and Exchange Commission on February 23, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
 (Address of Principal Executive Offices - Zip Code)

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant’s telephone number, including area code: (212) 476-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

(a) Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust
International Equity Portfolio
I Class Shares
S Class Shares

Annual Report
December 31, 2023
The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.
Unless you have elected to receive shareholder reports and other communications from the Fund electronically, instead of by mail, paper copies of the Fund's new, streamlined shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or investment provider (such as an insurance company, broker-dealer or bank) or, if you are a direct investor, by logging into your account at https://www.nb.com/en/us/funds or calling 800.877.9700. If you are a direct investor and have previously elected to receive shareholder reports electronically, you will continue to receive reports electronically and need not take any action.
F0509 02/24

International Equity Portfolio Commentary (Unaudited)*
The Neuberger Berman Advisers Management Trust International Equity Portfolio (the Fund) Class S posted a total return of 13.28% for the year ended December 31, 2023 (the reporting period), trailing the 18.24% total return of its benchmark, the MSCI EAFE® Index (Net) (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Developed international markets, as measured by the Index, posted solid results in 2023, closing the year between the 26.29% return of the U.S. S&P 500® Index (led by a handful of large growth names) and the 9.83% return of the MSCI Emerging Markets Index (Net). Data released broadly supported the view that central banks may have reached the peak of their tightening cycles, aiding both equities and fixed income. At the same time, a strong dollar, uncertainty about earnings, and heightened geopolitical risk-including U.S. debt ceiling brinksmanship, the Israel/Hamas war, and the war in Ukraine-added pressure and volatility.
All Index sectors reported positive results for the reporting period. Economically sensitive/cyclical areas such as Information Technology (IT), Industrials and Consumer Discretionary outperformed, while more defensive areas including Consumer Staples and Health Care, and the interest rate-sensitive Real Estate sector lagged. There was wide disparity in returns by country. Top performers Italy, Spain and Denmark closed up over 30%. Hong Kong was weakest, down nearly 15%. Finland ended the year slightly down, and Singapore lagged as well.
The Fund trailed the Index due to stock selection, primarily within Financials, where our banks and insurance holdings detracted, and within Industrials. By country, stock selection in France, Germany and Switzerland detracted.
Individual detractors included Teleperformance, a French customer service solutions business, which reported soft earnings, compounded by a surprise acquisition and concerns over artificial intelligence (AI)-related disruption. MTU Aero Engines, a German aircraft and gas turbine engine manufacturer that sold off following news of an engine recall by its partner Pratt and Whitney, also detracted.
Our IT holdings added most to relative performance versus the Index, outperforming peers particularly within our semiconductors and semiconductor equipment exposure. Our Real Estate and Energy holdings also outperformed. Stock selection in Japan, the UK and Hong Kong added value, as did our underweight to Hong Kong versus the Index.
RELX and Lasertec were our top contributors for the reporting period. RELX, a UK-listed information and data analytics firm issued a solid earnings update with high single-digit organic growth, helped by further evolution of its higher value analytics and decision tools. Lasertec, a Japanese semiconductor equipment producer, rose sharply along with the broader sub-sector.
Looking ahead, despite our disappointment about relative performance over the last two calendar years, giving up much of the excess return we generated during the pandemic, we are optimistic about the medium-to longer-term prospects for our portfolio companies. In our view, many that have been overshadowed by U.S. mega-cap IT names appear positioned to benefit from trends including increased capital expenditures spending, the energy transition to a lower carbon future, and reshoring of supply chains.
We also believe that quality, in terms of earnings streams and balance sheet strength, should be rewarded in an environment like this, giving us reason to believe the Fund’s strategy, positioning and diversification, backed by our emphasis on research and increased analytical capacity, should be an advantage.
Sincerely,
Elias Cohen and Thomas Hogan
Portfolio Managers
1

International Equity Portfolio Commentary (Unaudited)*
* As previously disclosed in a supplement dated December 15, 2023 to the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information, the Board of Trustees of Neuberger Berman Advisers Management Trust approved the liquidation of the International Equity Portfolio. The liquidation is anticipated to occur on April 26, 2024.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
2

International Equity Portfolio (Unaudited)

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 12/31/2023
		1 Year	5 Years	10 Years	Life of Fund
Class I1	01/30/2018	13.89%	7.94%	4.09%	4.81%
Class S	04/29/2005	13.28%	7.37%	3.77%	4.64%
MSCI EAFE® Index (Net)[2,3]		18.24%	8.16%	4.28%	5.11%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.78% and 2.04% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01% and 1.51% after expense reimbursements and/or fee waivers for Class I and Class S shares, respectively. The expense ratios for the annual period ended December 31, 2023 can be found in the Financial Highlights section of this report.
3

International Equity Portfolio (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on Class S shares only; the performance of the Fund’s share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.
Please see Endnotes for additional information.
4

Endnotes (Unaudited)

1	Performance shown prior to January 30, 2018, for Class I shares is that of Class S shares, which has higher expenses and correspondingly lower returns than Class I shares.
2	The date used to calculate Life of Fund performance for the index is April 29, 2005, the inception date of Class S shares, the Fund’s oldest share class.
3
The MSCI EAFE® Index (Net) (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy,
Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the
United Kingdom. Net total return indices reinvest dividends after the deduction of withholding taxes, using
(for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks (except the withholding taxes noted above), and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).
Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.
The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.
© 2024 Neuberger Berman BD LLC, distributor. All rights reserved.
5

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2023 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expense Example (Unaudited)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period	Expense
Actual	7/1/23	12/31/23	7/1/23 – 12/31/23	Ratio
Class I	$1,000.00	$1,042.80	$5.25 (a)	1.02%
Class S	$1,000.00	$1,039.50	$7.81 (a)	1.52%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.06	$5.19 (b)	1.02%
Class S	$1,000.00	$1,017.54	$7.73 (b)	1.52%

(a)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period
(assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

6

Legend December 31, 2023 (Unaudited)
International Equity Portfolio
Counterparties:
SSB	= State Street Bank and Trust Company
Other Abbreviations:
ADR	= American Depositary Receipt
Management or NBIA	= Neuberger Berman Investment Advisers LLC
7

Schedule of Investments International Equity Portfolio^
December 31, 2023

Number of Shares		Value
Common Stocks 98.0%
Australia 0.5%
30,790	Glencore PLC	$185,283
Austria 1.0%
6,492	BAWAG Group AG	343,865 *(a)
Belgium 1.9%
19,814	Azelis Group NV	485,158
2,847	KBC Group NV	184,554
		669,712
Canada 0.5%
15,909	Softchoice Corp.	184,898 (b)
Denmark 0.5%
1,086	DSV AS	190,658
Finland 1.2%
32,496	Nordea Bank Abp	401,832
France 7.7%
12,172	Bureau Veritas SA	307,311
1,350	Capgemini SE	281,300
816	Dassault Aviation SA	161,428
14,310	Exclusive Networks SA	306,788 *
610	Kering SA	268,690
2,431	Pernod Ricard SA	428,722
941	Safran SA	165,650
2,326	Teleperformance SE	339,076
6,007	TotalEnergies SE	408,496
		2,667,461
Germany 10.5%
1,751	adidas AG	355,984
2,362	Deutsche Boerse AG	486,304
19,420	Deutsche Telekom AG	466,292
2,829	Merck KGaA	450,035
816	MTU Aero Engines AG	175,886
10,690	QIAGEN NV	464,267 *
2,197	SAP SE ADR	339,634
4,548	Stabilus SE	309,781
5,545	Symrise AG	609,937
		3,658,120
Hong Kong 2.0%
41,400	AIA Group Ltd.	360,795
29,868	Prudential PLC	337,768
		698,563
Ireland 3.5%
39,384	Bank of Ireland Group PLC	357,302
5,285	Kerry Group PLC Class A	458,932
9,869	Smurfit Kappa Group PLC	390,908
		1,207,142
Number of Shares		Value
Italy 0.9%
36,731	Nexi SpA	$300,307 *(a)
Japan 19.1%
5,800	Dexerials Corp.	169,722
7,200	Ebara Corp.	426,281 (b)
14,100	Fuji Corp.	242,500
3,200	Fujitsu Ltd.	482,837
7,500	Hitachi Ltd.	540,957
15,600	KDDI Corp.	496,323
10,100	Koito Manufacturing Co. Ltd.	157,410
1,800	Lasertec Corp.	474,511
7,800	MISUMI Group, Inc.	132,185
8,500	NS Solutions Corp.	275,798
6,100	Oracle Corp. Japan	470,262
5,600	Otsuka Corp.	230,871 (b)
21,800	Renesas Electronics Corp.	394,101 *
31,300	Resona Holdings, Inc.	159,053
700	SMC Corp.	376,113
8,300	Sony Group Corp.	789,383
14,100	TechnoPro Holdings, Inc.	371,500
7,900	Terumo Corp.	258,963
2,800	Visional, Inc.	178,326 *
		6,627,096
Netherlands 8.2%
3,757	Aalberts NV	162,832
564	ASM International NV	292,604
1,282	ASML Holding NV	964,786
5,282	Heineken NV	536,108
26,348	ING Groep NV	393,429
15,539	Shell PLC	509,332
		2,859,091
Spain 1.4%
45,072	Bankinter SA	288,393 (b)
9,164	Fluidra SA	190,698
		479,091
Sweden 1.1%
3,346	Autoliv, Inc.	368,696
Switzerland 8.2%
3,280	DSM-Firmenich AG	333,128
7,984	Julius Baer Group Ltd.	447,590
398	Lonza Group AG	167,377
6,075	Novartis AG	613,026
2,658	Roche Holding AG	772,702
1,708	Sandoz Group AG	54,953 *
11,690	SIG Group AG	268,951
624	Sonova Holding AG	203,586
		2,861,313
United Kingdom 22.7%
4,296	Ashtead Group PLC	299,093
See Notes to Financial Statements
8

Schedule of Investments International Equity Portfolio^  (cont’d)
Number of Shares		Value
United Kingdom – cont'd
6,494	AstraZeneca PLC	$877,423
32,658	BAE Systems PLC	462,274
35,782	BP PLC	212,609
9,038	Bunzl PLC	367,497
6,790	Coca-Cola Europacific Partners PLC	453,165
16,566	Compass Group PLC	453,146
18,661	Experian PLC	761,636
53,919	HSBC Holdings PLC	436,765
441,864	Lloyds Banking Group PLC	268,713
5,635	London Stock Exchange Group PLC	666,119
143,259	Petershill Partners PLC	309,698 (a)
17,766	RELX PLC	704,273
70,064	Rentokil Initial PLC	393,666
29,700	RS GROUP PLC	310,277
21,625	Smith & Nephew PLC	297,281
9,454	TechnipFMC PLC	190,404
9,261	Unilever PLC	448,360
		7,912,399
United States 7.1%
1,097	Aon PLC Class A	319,249
4,129	CRH PLC	284,730
1,774	ICON PLC	502,166 *
Number of Shares		Value
United States – cont'd
8,461	Nestle SA	$980,955
3,777	Schlumberger NV	196,555
924	Schneider Electric SE	185,425
		2,469,080
Total Common Stocks (Cost $33,393,665)		34,084,607

Short-Term Investments 10.2%
Investment Companies 10.2%
3,130,262	State Street Institutional Treasury Money Market Fund Premier Class, 5.28%(c)	3,130,262
431,257	State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(c)	431,257 (d)
Total Short-Term Investments (Cost $3,561,519)		3,561,519
Total Investments 108.2% (Cost $36,955,184)		37,646,126
Liabilities Less Other Assets (8.2)%		(2,859,921)
Net Assets 100.0%		$34,786,205

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at December 31, 2023 amounted to $953,870, which represents 2.7% of net assets of the
Fund.

(b)
All or a portion of this security is on loan at December 31, 2023. Total value of all such securities at
December 31, 2023 amounted to $854,872, collateralized by cash collateral of $431,257 and non-cash
(U.S. Treasury Securities) collateral of $509,023 for the Fund (see Note A of the Notes to Financial
Statements).

(c)	Represents 7-day effective yield as of December 31, 2023.
(d)	Represents investment of cash collateral received from securities lending.
See Notes to Financial Statements
9

Schedule of Investments International Equity Portfolio^  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Banks	$2,833,906	8.1%
Pharmaceuticals	2,768,139	8.0%
Professional Services	2,662,122	7.7%
Semiconductors & Semiconductor Equipment	2,126,002	6.1%
Capital Markets	1,909,711	5.5%
Machinery	1,840,390	5.3%
IT Services	1,577,594	4.5%
Trading Companies & Distributors	1,462,025	4.2%
Food Products	1,439,887	4.1%
Beverages	1,417,995	4.1%
Life Sciences Tools & Services	1,133,810	3.3%
Oil, Gas & Consumable Fuels	1,130,437	3.3%
Insurance	1,017,812	2.9%
Aerospace & Defense	965,238	2.8%
Chemicals	943,065	2.7%
Software	809,896	2.3%
Household Durables	789,383	2.3%
Health Care Equipment & Supplies	759,830	2.2%
Containers & Packaging	659,859	1.9%
Textiles, Apparel & Luxury Goods	624,674	1.8%
Industrial Conglomerates	540,957	1.6%
Automobile Components	526,106	1.5%
Wireless Telecommunication Services	496,323	1.4%
Diversified Telecommunication Services	466,292	1.3%
Hotels, Restaurants & Leisure	453,146	1.3%
Personal Care Products	448,360	1.3%
Commercial Services & Supplies	393,666	1.1%
Energy Equipment & Services	386,959	1.1%
Electronic Equipment, Instruments & Components	354,620	1.0%
Financial Services	300,307	0.9%
Construction Materials	284,730	0.8%
Air Freight & Logistics	190,658	0.6%
Electrical Equipment	185,425	0.5%
Metals & Mining	185,283	0.5%
Short-Term Investments and Other Liabilities—Net	701,598	2.0%
	$34,786,205	100.0%
See Notes to Financial Statements
10

Schedule of Investments International Equity Portfolio^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of December 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$34,084,607	$—	$—	$34,084,607
Short-Term Investments	—	3,561,519	—	3,561,519
Total Investments	$34,084,607	$3,561,519	$—	$37,646,126

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements
11

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
International Equity Portfolio
December 31, 2023
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$37,646,126
Foreign currency(b)	105,380
Dividends and interest receivable	170,865
Receivable for securities lending income (Note A)	208
Prepaid expenses and other assets	4,604
Total Assets	37,927,183
Liabilities
Payable to investment manager (Note B)	22,800
Payable for securities purchased	2,601,691
Payable for Fund shares redeemed	9,619
Payable to administrator—net (Note B)	1,558
Payable to trustees	924
Payable for cash collateral on loaned securities (Note A)	431,257
Other accrued expenses and payables	73,129
Total Liabilities	3,140,978
Net Assets	$34,786,205
Net Assets consist of:
Paid-in capital	$32,885,423
Total distributable earnings/(losses)	1,900,782
Net Assets	$34,786,205
Net Assets
Class I	$26,658,626
Class S	8,127,579
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	3,757,357
Class S	1,130,331
Net Asset Value, offering and redemption price per share
Class I	$7.10
Class S	7.19
†Securities on loan, at value:
Unaffiliated issuers	$854,872
*Cost of Investments:
(a) Unaffiliated issuers	$36,955,184
(b) Total cost of foreign currency	$103,908

See Notes to Financial Statements
12

Statement of Operations
Neuberger Berman Advisers Management Trust
International Equity Portfolio
For the Fiscal Year Ended December 31, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$804,793
Interest and other income—unaffiliated issuers	37,878
Income from securities loaned—net	16,836
Foreign taxes withheld	(63,085)
Total income	$796,422
Expenses:
Investment management fees (Note B)	270,833
Administration fees (Note B):
Class I	70,732
Class S	24,856
Distribution fees (Note B):
Class S	20,714
Shareholder servicing agent fees:
Class I	259
Class S	1,156
Audit fees	42,063
Custodian and accounting fees	57,826
Insurance	909
Legal fees	15,534
Shareholder reports	762
Trustees' fees and expenses	49,646
Interest	2,441
Miscellaneous and other fees (Note A)	14,752
Total expenses	572,483
Expenses reimbursed by Management (Note B)	(206,084)
Total net expenses	366,399
Net investment income/(loss)	$430,023
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	935,029
Settlement of foreign currency transactions	(8,679)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	2,736,708
Foreign currency translations	12,385
Net gain/(loss) on investments	3,675,443
Net increase/(decrease) in net assets resulting from operations	$4,105,466
See Notes to Financial Statements
13

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	INTERNATIONAL EQUITY PORTFOLIO
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$430,023	$330,733
Net realized gain/(loss) on investments	926,350	(145,384)
Change in net unrealized appreciation/(depreciation) of investments	2,749,093	(9,856,410)
Net increase/(decrease) in net assets resulting from operations	4,105,466	(9,671,061)
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(196,340)	(9,756,144)
Class S	(3,778)	(5,461,480)
Total distributions to shareholders	(200,118)	(15,217,624)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	3,034,479	8,382,066
Class S	216,677	555,003
Proceeds from reinvestment of dividends and distributions:
Class I	196,340	9,756,144
Class S	3,779	5,461,479
Payments for shares redeemed:
Class I	(2,945,150)	(2,241,864)
Class S	(1,566,875)	(5,368,366)
Net increase/(decrease) from Fund share transactions	(1,060,750)	16,544,462
Net Increase/(Decrease) in Net Assets	2,844,598	(8,344,223)
Net Assets:
Beginning of year	31,941,607	40,285,830
End of year	$34,786,205	$31,941,607
See Notes to Financial Statements
14

Notes to Financial Statements International Equity Portfolio
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers Class I and Class S shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that
15

case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time at which the Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
3
Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including
16

accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in the net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2023, was $550.
5
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
For federal income tax purposes, the estimated cost of investments held at December 31, 2023 was $37,141,094. The estimated gross unrealized appreciation was $3,885,563 and estimated gross unrealized depreciation was $3,382,867 resulting in net unrealized appreciation in value of investments of $502,696 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.
The tax character of distributions paid during the years ended December 31, 2023, and December 31, 2022, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$200,118	$2,306,140	$—	$12,911,484	$200,118	$15,217,624

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$907,236	$479,814	$513,732	$—	$—	$1,900,782
17

The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and mark to market adjustment on passive foreign investment companies.
6
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), the Fund has filed tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are included in the Statement of Assets and Liabilities. The Fund has determined that certain ECJ tax reclaims are "more likely than not" to be sustained after examination by tax authorities and are included in "Prepaid expenses and other assets" and "Other accrued expenses and payables" in the Statement of Assets and Liabilities. The income recognized from these ECJ tax reclaims is included in "Interest and other income—unaffiliated issuers" in the Statement of Operations and the cost to file these additional ECJ tax reclaims is included in "Miscellaneous and other fees" in the Statement of Operations.
7
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.
8
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
9
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
10
Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4, or any other applicable exemptive relief. Rule 12d1-4 permits investments in other registered investment companies in excess of the limitations of the 1940 Act if the Fund complies with the conditions of the Rule. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
18

11
Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statement of Assets and Liabilities under the caption "Investments in securities at value—Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
As of December 31, 2023, the Fund had outstanding loans of securities to certain approved brokers, with a value of $854,872, for which it received collateral as follows:
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks	$940,280	$—	$—	$—	$940,280
Total Borrowings	$940,280	$—	$—	$—	$940,280

(a)	Amounts represent the payable for collateral received for loaned securities.
12
Offsetting assets and liabilities: The Fund is required to disclose both gross and net information for assets and liabilities related to over-the-counter derivatives, and securities lending and securities borrowing transactions, if any, that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s securities lending assets at fair value are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund’s securities lending assets by counterparty and net of the related collateral received by the Fund for assets as of December 31, 2023.
Description	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Securities lending	$854,872	$—

19

Gross Amounts Not Offset in the Statement of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statement of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statement of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
SSB	$854,872	$—	$(854,872)	$—	$—	$—	$—	$—
Total	$854,872	$—	$(854,872)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of December 31, 2023, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of December 31, 2023.

13
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or a Fund.
14
Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the year ended December 31, 2023, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund’s average daily net assets.
The Fund retains NBIA as its administrator under an Administration Agreement. Each class pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Fund’s Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, taxes including any expenses related to tax reclaims, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
20

During the year ended December 31, 2023, there was no repayment to NBIA under the contractual expense limitation agreement.
At December 31, 2023, the Fund's contingent liabilities to NBIA under the contractual expense limitation agreement were as follows:
			Expenses Reimbursed in Year Ended December 31,
			2021	2022	2023
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026
Class I	1.00%	12/31/26	$272,896	$171,807	$166,820
Class S	1.50%	12/31/26	41,309	67,913	39,264

(a)	Expense limitation per annum of the respective class’s average daily net assets.
Neuberger Berman BD LLC (the "Distributor") is the Fund’s "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund’s Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund’s Class I shares.
The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S’s average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.
Note C—Securities Transactions:
During the year ended December 31, 2023, there were purchase and sale transactions of long-term securities of $16,168,741 and $16,901,850, respectively.
During the year ended December 31, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended December 31, 2023, and December 31, 2022, was as follows:
	For the Year Ended December 31, 2023				For the Year Ended December 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	429,423	30,488	(439,159)	20,752	738,186	1,783,573	(207,522)	2,314,237
21

	For the Year Ended December 31, 2023				For the Year Ended December 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	32,321	578	(230,471)	(197,572)	46,115	987,609	(747,287)	286,437
Other: At December 31, 2023, affiliated persons, as defined in the 1940 Act, owned 0.03% of the Fund’s outstanding shares.
Note E—Line of Credit:
At December 31, 2023, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2023. During the year ended December 31, 2023, the Fund did not utilize the Credit Facility.
Note F—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note G—Subsequent Event:
On December 14, 2023, the Board approved the Plan of Liquidation for Neuberger Berman Advisers Management Trust International Equity Portfolio (the "International Equity Portfolio"). Accordingly, International Equity Portfolio will cease its investment operations, liquidate its assets and make a liquidating distribution, if applicable, to shareholders of record. The date of liquidation for International Equity Portfolio is anticipated to occur April 26, 2024 (the “Liquidation Date”). Shareholders of International Equity Portfolio may continue to redeem their shares through the Liquidation Date. As of the close of business on March 15, 2024, the International Equity Portfolio will not accept orders to purchase International Equity Portfolio shares from new investors or existing shareholders (including purchases through dividend reinvestments). A supplement to International Equity Portfolio's prospectuses was mailed to shareholders of International Equity Portfolio with additional information on the upcoming liquidation.
22

Financial Highlights
International Equity Portfolio
The following tables include selected data for a share outstanding throughout each fiscal period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding fiscal period.
Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$6.29	$16.34	$14.65	$13.77	$11.30
Income From Investment Operations:
Net Investment Income/(Loss)[a]	0.10	0.12	0.16	0.07	0.13
Net Gains or Losses on Securities (both realized and unrealized)	0.77	(4.60)	1.89	1.65	3.01
Total From Investment Operations	0.87	(4.48)	2.05	1.72	3.14
Less Distributions From:
Net Investment Income	(0.06)	(0.29)	(0.12)	(0.14)	(0.12)
Net Realized Capital Gains	—	(5.28)	(0.24)	(0.70)	(0.55)
Total Distributions	(0.06)	(5.57)	(0.36)	(0.84)	(0.67)
Voluntary Contribution from Management	—	—	—	0.01	—
Net Asset Value, End of Year	$7.10	$6.29	$16.34	$14.65	$13.77
Total Return[b]	13.89%[c]	(22.32)%[c]	14.03%[c]	13.14%[c,d]	28.35%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$26.7	$23.5	$23.2	$71.2	$65.9
Ratio of Gross Expenses to Average Net Assets[e]	1.73%	1.78%	1.45%	1.45%	1.47%
Ratio of Net Expenses to Average Net Assets	1.02%	1.01%	1.02%	1.00%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.48%	1.12%	0.99%	0.56%	1.00%
Portfolio Turnover Rate	52%	64%	31%	31%	26%
See Notes to Financial Highlights
23

Financial Highlights  (cont’d)

Class S
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$6.35	$16.37	$14.70	$13.81	$11.30
Income (Loss) From Investment Operations:
Net Investment Income/(Loss)[a]	0.07	0.07	0.08	0.01	0.06
Net Gains or Losses on Securities (both realized and unrealized)	0.77	(4.60)	1.88	1.65	3.02
Total From Investment Operations	0.84	(4.53)	1.96	1.66	3.08
Less Distributions From:
Net Investment Income	(0.00)	(0.21)	(0.05)	(0.07)	(0.02)
Net Realized Capital Gains	—	(5.28)	(0.24)	(0.70)	(0.55)
Total Distributions	—	(5.49)	(0.29)	(0.77)	(0.57)
Voluntary Contribution from Management	—	—	—	0.01	—
Net Asset Value, End of Year	$7.19	$6.35	$16.37	$14.70	$13.81
Total Return[b]	13.28%[c]	(22.69)%[c]	13.35%[c]	12.57%[c,d]	27.69%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$8.1	$8.4	$17.1	$16.3	$16.5
Ratio of Gross Expenses to Average Net Assets[e]	1.99%	2.04%	1.78%	1.70%	1.72%
Ratio of Net Expenses to Average Net Assets	1.52%	1.51%	1.54%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.98%	0.63%	0.48%	0.06%	0.51%
Portfolio Turnover Rate	52%	64%	31%	31%	26%
See Notes to Financial Highlights
24

Notes to Financial Highlights International Equity Portfolio

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested.
Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if
Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

c
The class action proceeds received in 2023, 2022 and 2020 had no impact on the Fund’s total return for the years ended December 31, 2023, 2022 and 2020, respectively. Had the Fund not received the class action proceeds for the years ended December 31, 2021 and 2019, total return based on per share NAV for the years ended December 31, 2021 and 2019 would have been:

	Year Ended December 31,
	2021	2019
Class I	12.00%	28.07%
Class S	12.73%	27.41%

d	Had the Fund not received the voluntary contribution in 2020, the total return based on per share NAV for the year ended December 31, 2020, would have been:

Year Ended December 31, 2020
Class I	13.06%
Class S	12.50%

e	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
25

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Advisers Management Trust International Equity Portfolio
and Board of Trustees of the Neuberger Berman Advisers Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 12, 2024
26

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47
Member of Advisory Board,
Burke Neurological Institute,
since 2021; Parish Councilor,
St. Pius X, since 2021;
formerly, Director, America
Press, Inc. (not-for-profit
Jesuit publisher), 2015 to
2021; formerly, Director,
Fordham University, 2001 to
2018; formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The
Jewish Theological Seminary,
2012 to 2020; formerly,
Executive Vice President and
General Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
47
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to 1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
47
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
and 2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly,
Director, Dexter Corp.
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Ami Kaplan (1960)	Trustee since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women's Forum of New York, 2014 to 2016.	47	None.
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47
Director, 1WS Credit Income
Fund, since 2018; Board
Member, American Family
Insurance (a mutual
company, not publicly
traded), since March 2009;
formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47
Board Member, The
Maritime Aquarium at
Norwalk, since 2020; Board
Member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	47
Director, 1WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Franklyn E. Smith (1961)	Trustee since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	47	Director, Zurich American Insurance Company, since 2023.
31

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
47
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust
33

terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.
34

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer, Mutual Funds, and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009
to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary,
thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

35

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly,
Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President,
NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Daniel Tracer (1987)	Anti-Money Laundering Compliance Officer since 2023
Senior Vice President and Head of Financial Regulation, Neuberger Berman,
since February 2023; Assistant United States Attorney, Southern District of
New York, 2016 to 2023; Trial Attorney, Department of Justice Antitrust
Division, 2012 to 2015; Senior Anti-Money Laundering Compliance Officer,
five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
36

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Board Consideration of the Management Agreement
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to International Equity Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the Fund and its shareholders; (ii) a comparison of the Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss by Management from its relationships with the Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to the Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any "fall-out" benefits likely to accrue to Management and its affiliates from their relationship with the Fund.
In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, which the Contract Review Committee annually considers and updates. It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Trustees, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.
37

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund’s investment management agreement separately from those of other funds of the Trust.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting, compliance, and shareholder support services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, until it maintains a certain level of assets, if ever, that is profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management.
38

The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund and the ability to plan for succession.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.  In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Performance Universe was composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Fund’s Expense Group and Performance Universe.
With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).
With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1- and 3-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1-year period and the third quintile for the 3-year period. The Fund’s Class was I shares launched in 2018 and therefore does not have 5- or 10-year performance. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. In addition, the Board met with the portfolio management team in June 2023.
39

Noting that the Fund underperformed over certain periods, the Board discussed with Management the Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Board also considered Management’s responsiveness to the Fund’s relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Expense Group was comprised of only non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared the Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund’s total expenses to the median of the total expenses of the Fund’s Expense Group. The Board noted that the Fund’s total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund’s total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and total expenses each ranked in the fifth quintile, and the actual management fee net of fees waived by Management ranked in the first quintile.
In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund’s expense ratio and performance.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business. The Board noted that when distribution expenses and taxes were considered, Management experienced a loss on the Fund.)
40

The Board considered the consistent cost allocation methodology that Management used in developing its estimated profitability figures. In  addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit aligned with the consultant’s guiding principles and industry practices.
The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance
41

of the Fund was satisfactory over time; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.
42

Notice to Shareholders
0.73% of the dividends earned during the fiscal year ended December 31, 2023 qualify for the dividends received deduction for corporate shareholders. The Fund has elected to pass through to its shareholders the credits for taxes paid to foreign countries. For the year ended December 31, 2023, the Fund designates $35,262, or $0.008 per share outstanding, foreign taxes paid for federal income tax purposes.
43

Neuberger Berman
Advisers Management Trust
Mid Cap Growth Portfolio
I Class Shares
S Class Shares

Annual Report
December 31, 2023
The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.
Unless you have elected to receive shareholder reports and other communications from the Fund electronically, instead of by mail, paper copies of the Fund's new, streamlined shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or investment provider (such as an insurance company, broker-dealer or bank) or, if you are a direct investor, by logging into your account at https://www.nb.com/en/us/funds or calling 800.877.9700. If you are a direct investor and have previously elected to receive shareholder reports electronically, you will continue to receive reports electronically and need not take any action.
B1013 02/24

Mid Cap Growth Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the Fund) Class I generated a total return of 18.15% for the year ended December 31, 2023 (the reporting period), trailing its benchmark, the Russell Midcap® Growth Index (the Index), which posted a 25.87% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
To say that the trailing twelve months have been frustrating would be an understatement, as we were significantly challenged by a highly rotational market, vacillating between risk-on and risk-off sentiment, driven in large part by the U.S. Federal Reserve Board’s (Fed) delicate balancing act to effectively curb inflation, while preserving a healthy level of economic growth, and the rapidly shifting sentiment from a market eager to anticipate the direction, timing and tone of that monetary policy. From a fundamental standpoint, our companies delivered significantly more hits than misses over the year, but unfortunately many of our winners weren’t rewarded as the market held previous leaders and laggards to starkly different expectations, ultimately resulting in an unfavorable imbalance between the Fund’s contributors and detractors.
As such, the Fund struggled to gain positive traction throughout the reporting period, with stock-specific issues, macro developments, broad negative sentiment, narrow breadth, and the performance drag associated with names that we didn’t own materially impacting our allocations to Consumer Discretionary, Financials and Communication Services. At the industry level, strong stock selection and sustained tailwinds for networking and Artificial Intelligence resulted in Information Technology’s Communications Equipment industry being the leading contributor to return, while stock-specific issues resulted in the Entertainment segment within the Communication Services sector being the leading detractor for the reporting period.
Drilling down to our holdings, Crowdstrike Holdings, a global cybersecurity technology company that provides cloud-native solutions for endpoint protection, threat intelligence and detection and cyber-attack responses, was the leading contributor to return as the company delivered well-received top- and bottom-line results and offered additional positive data points that reaffirmed their growth potential amid an increasingly challenging macro environment. Enphase Energy, Inc., which designs, manufactures and markets microinverter and smart battery systems that, when paired with solar panels, turn sunlight into a scalable source of energy, was the leading detractor as a rising-rate environment began to weigh on forward expectations, resulting in mixed guidance for a market simply not inclined to overlook any issues with higher expectation investments. We exited our position in Enphase Energy, Inc. during the third quarter of the reporting period.
Looking ahead, separating fact from fiction and hope from reality will be key, but as we enter 2024, we are cautiously optimistic that the period ahead can be a positive environment for mid cap growth and more conducive to our style of investing. That view is underpinned by our belief that the Fed is comfortable with where inflation is trending and that their "dovish" pivot is sustainable, corporate earnings will prove resilient and the breadth of market leadership will broaden. We will continue to leverage our highest conviction ideas, which experienced their own valuation resets in 2023 despite, in our view, continuing to execute, and seek out new opportunities that we believe are primed for the prevailing positive sentiment and reduced recessionary angst.
Lastly, we also anticipate that quality will matter, and we will continue to maintain a bias towards companies that we believe have sustainable business models, balance sheet strength and managements capable of consistent execution across varied and potentially unsettled environments.
Sincerely,
Chad Bruso and Trevor Moreno
Co-Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
1

Mid Cap Growth Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	3.5%
Consumer Discretionary	13.3
Consumer Staples	2.5
Energy	2.7
Financials	9.5
Health Care	18.4
Industrials	21.8
Information Technology	25.5
Materials	0.6
Real Estate	1.1
Short-Term Investments	1.1
Total	100.0%

*	Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 12/31/2023
		1 Year	5 Years	10 Years	Life of Fund
Class I	11/03/1997	18.15%	12.07%	8.96%	9.20%
Class S1	02/18/2003	17.96%	11.86%	8.69%	8.98%
Russell Midcap® Growth Index[2,3]		25.87%	13.81%	10.57%	8.87%
Russell Midcap® Index[2,3]		17.23%	12.68%	9.42%	9.48%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.97% and 1.21% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.11% after expense reimbursements and/or fee waivers for Class S shares. The expense ratios for the annual period ended December 31, 2023 can be found in the Financial Highlights section of this report.
2

Mid Cap Growth Portfolio (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund’s share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.
Please see Endnotes for additional information.
3

Endnotes (Unaudited)

1	Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.
2	The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of Class I shares, the Fund’s oldest share class.
3
The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell
Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in
June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger
Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).
Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.
The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.
© 2024 Neuberger Berman BD LLC, distributor. All rights reserved.
4

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2023 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expense Example (Unaudited)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period	Expense
Actual	7/1/23	12/31/23	7/1/23 – 12/31/23	Ratio
Class I	$1,000.00	$1,041.90	$4.79 (a)	0.93%
Class S	$1,000.00	$1,041.30	$5.66 (a)	1.10%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.52	$4.74 (b)	0.93%
Class S	$1,000.00	$1,019.66	$5.60 (b)	1.10%

(a)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period
(assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

5

Legend December 31, 2023 (Unaudited)
Mid Cap Growth Portfolio
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC
6

Schedule of Investments Mid Cap Growth Portfolio^
December 31, 2023

Number of Shares		Value
Common Stocks 98.7%
Aerospace & Defense 3.4%
34,700	Axon Enterprise, Inc.	$8,964,051 *
45,700	HEICO Corp.	8,174,359
		17,138,410
Banks 1.1%
29,788	Pinnacle Financial Partners, Inc.	2,598,109
41,624	Western Alliance Bancorp	2,738,443
		5,336,552
Biotechnology 2.9%
16,353	Alnylam Pharmaceuticals, Inc.	3,130,128 *
22,778	BioMarin Pharmaceutical, Inc.	2,196,255 *
69,157	Natera, Inc.	4,331,994 *
25,479	Neurocrine Biosciences, Inc.	3,357,113 *
16,038	Sarepta Therapeutics, Inc.	1,546,544 *
		14,562,034
Building Products 1.2%
36,100	Builders FirstSource, Inc.	6,026,534 *
Capital Markets 5.0%
77,195	Ares Management Corp. Class A	9,180,029
15,722	Evercore, Inc. Class A	2,689,248
67,280	Jefferies Financial Group, Inc.	2,718,785
73,941	KKR & Co., Inc.	6,126,012
52,866	Tradeweb Markets, Inc. Class A	4,804,462
		25,518,536
Commercial Services & Supplies 3.3%
16,185	Cintas Corp.	9,754,052
45,800	Veralto Corp.	3,767,508
21,300	Waste Connections, Inc.	3,179,451
		16,701,011
Communications Equipment 0.7%
15,967	Arista Networks, Inc.	3,760,388 *
Construction & Engineering 1.1%
25,400	Quanta Services, Inc.	5,481,320
Consumer Staples Distribution & Retail 1.0%
77,628	BJ's Wholesale Club Holdings, Inc.	5,174,682 *
Containers & Packaging 0.6%
18,300	Packaging Corp. of America	2,981,253
Electrical Equipment 4.0%
38,300	AMETEK, Inc.	6,315,287
15,000	Hubbell, Inc.	4,933,950
14,100	Rockwell Automation, Inc.	4,377,768
91,600	Vertiv Holdings Co.	4,399,548
		20,026,553
Number of Shares		Value
Electronic Equipment, Instruments & Components 1.1%
44,680	Jabil, Inc.	$5,692,232
Entertainment 1.4%
38,086	Spotify Technology SA	7,156,740 *
Financial Services 1.7%
90,473	Apollo Global Management, Inc.	8,431,179
Ground Transportation 2.6%
21,200	JB Hunt Transport Services, Inc.	4,234,488
22,000	Old Dominion Freight Line, Inc.	8,917,260
		13,151,748
Health Care Equipment & Supplies 7.4%
9,645	Align Technology, Inc.	2,642,730 *
77,929	Axonics, Inc.	4,849,522 *
93,271	Dexcom, Inc.	11,573,998 *
15,080	IDEXX Laboratories, Inc.	8,370,154 *
7,860	Inspire Medical Systems, Inc.	1,598,960 *
16,711	Insulet Corp.	3,625,953 *
13,416	Penumbra, Inc.	3,374,660 *
8,198	Shockwave Medical, Inc.	1,562,211 *
		37,598,188
Health Care Providers & Services 1.9%
46,842	Cencora, Inc.	9,620,410
Health Care Technology 0.9%
24,332	Veeva Systems, Inc. Class A	4,684,397 *
Hotels, Restaurants & Leisure 5.4%
30,700	Churchill Downs, Inc.	4,142,351
51,000	Darden Restaurants, Inc.	8,379,300
48,800	DoorDash, Inc. Class A	4,825,832 *
214,900	DraftKings, Inc. Class A	7,575,225 *
12,300	Vail Resorts, Inc.	2,625,681
		27,548,389
Household Durables 0.6%
7,600	TopBuild Corp.	2,844,376 *
Household Products 1.5%
80,700	Church & Dwight Co., Inc.	7,630,992
Insurance 1.8%
22,552	Arthur J Gallagher & Co.	5,071,494
11,308	Kinsale Capital Group, Inc.	3,787,162
		8,858,656
IT Services 2.4%
29,970	MongoDB, Inc.	12,253,235 *
Life Sciences Tools & Services 5.2%
61,576	Agilent Technologies, Inc.	8,560,911
147,453	Avantor, Inc.	3,366,352 *
See Notes to Financial Statements
7

Schedule of Investments Mid Cap Growth Portfolio^  (cont’d)
Number of Shares		Value
Life Sciences Tools & Services – cont'd
45,582	IQVIA Holdings, Inc.	$10,546,763 *
21,523	Repligen Corp.	3,869,836 *
26,343,862
Machinery 1.0%
69,300	Fortive Corp.	5,102,559
Media 2.1%
145,609	Trade Desk, Inc. Class A	10,478,024 *
Oil, Gas & Consumable Fuels 2.7%
43,100	Cheniere Energy, Inc.	7,357,601
41,357	Diamondback Energy, Inc.	6,413,644
13,771,245
Professional Services 1.9%
23,734	Paylocity Holding Corp.	3,912,550 *
23,500	Verisk Analytics, Inc.	5,613,210
9,525,760
Real Estate Management & Development 1.0%
60,100	CoStar Group, Inc.	5,252,139 *
Semiconductors & Semiconductor Equipment 3.8%
84,123	Lattice Semiconductor Corp.	5,803,646 *
13,815	Monolithic Power Systems, Inc.	8,714,226
53,167	ON Semiconductor Corp.	4,441,039 *
18,958,911
Software 14.3%
24,254	BILL Holdings, Inc.	1,978,884 *
28,162	Cadence Design Systems, Inc.	7,670,484 *
49,697	Crowdstrike Holdings, Inc. Class A	12,688,638 *
66,327	Datadog, Inc. Class A	8,050,771 *
80,838	Descartes Systems Group, Inc.	6,795,242 *
7,209	Fair Isaac Corp.	8,391,348 *
43,139	Manhattan Associates, Inc.	9,288,690 *
602,604	Palantir Technologies, Inc. Class A	10,346,711 *
Number of Shares		Value
Software – cont'd
31,620	Zscaler, Inc.	$7,005,727 *
		72,216,495
Specialty Retail 5.0%
5,600	O'Reilly Automotive, Inc.	5,320,448 *
12,400	RH	3,614,352 *
67,900	Ross Stores, Inc.	9,396,681
14,300	Ulta Beauty, Inc.	7,006,857 *
		25,338,338
Technology Hardware, Storage & Peripherals 3.1%
146,915	Pure Storage, Inc. Class A	5,238,989 *
36,933	Super Micro Computer, Inc.	10,498,574 *
		15,737,563
Textiles, Apparel & Luxury Goods 2.3%
11,200	Deckers Outdoor Corp.	7,486,416 *
144,200	On Holding AG Class A	3,889,074 *
		11,375,490
Trading Companies & Distributors 3.3%
12,900	United Rentals, Inc.	7,397,118
11,500	W.W. Grainger, Inc.	9,529,935
		16,927,053

Total Common Stocks (Cost $411,386,582)		499,205,254
Short-Term Investments 1.1%
Investment Companies 1.1%
5,716,890	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.32%(a) (Cost $5,716,890)	5,716,890
Total Investments 99.8% (Cost $417,103,472)		504,922,144
Other Assets Less Liabilities 0.2%		827,358
Net Assets 100.0%		$505,749,502

*	Non-income producing security.
(a)	Represents 7-day effective yield as of December 31, 2023.
See Notes to Financial Statements
8

Schedule of Investments Mid Cap Growth Portfolio^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of December 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$499,205,254	$—	$—	$499,205,254
Short-Term Investments	—	5,716,890	—	5,716,890
Total Investments	$499,205,254	$5,716,890	$—	$504,922,144

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements
9

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
Mid Cap Growth Portfolio
December 31, 2023
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$504,922,144
Dividends and interest receivable	134,073
Receivable for securities sold	1,177,767
Receivable for Fund shares sold	113,421
Prepaid expenses and other assets	10,087
Total Assets	506,357,492
Liabilities
Payable to investment manager (Note B)	228,088
Payable for Fund shares redeemed	114,459
Payable to administrator—net (Note B)	160,040
Payable to trustees	1,135
Payable for audit fees	40,220
Payable for custodian and accounting fees	38,865
Other accrued expenses and payables	25,183
Total Liabilities	607,990
Net Assets	$505,749,502
Net Assets consist of:
Paid-in capital	$386,305,431
Total distributable earnings/(losses)	119,444,071
Net Assets	$505,749,502
Net Assets
Class I	$131,346,487
Class S	374,403,015
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	4,932,588
Class S	16,337,480
Net Asset Value, offering and redemption price per share
Class I	$26.63
Class S	22.92
*Cost of Investments:
(a) Unaffiliated issuers	$417,103,472

See Notes to Financial Statements
10

Statement of Operations
Neuberger Berman Advisers Management Trust
Mid Cap Growth Portfolio
For the Fiscal Year Ended December 31, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,747,380
Interest and other income—unaffiliated issuers	748,715
Income from securities loaned—net	921
Foreign taxes withheld	(6,013)
Total income	$3,491,003
Expenses:
Investment management fees (Note B)	2,576,378
Administration fees (Note B):
Class I	366,138
Class S	1,070,486
Distribution fees (Note B):
Class S	892,072
Shareholder servicing agent fees:
Class I	6,319
Class S	4,578
Audit fees	40,220
Custodian and accounting fees	77,352
Insurance	12,904
Legal fees	173,904
Shareholder reports	3,579
Trustees' fees and expenses	50,760
Miscellaneous and other fees	29,949
Total expenses	5,304,639
Expenses reimbursed by Management (Note B)	(240,209)
Total net expenses	5,064,430
Net investment income/(loss)	$(1,573,427)
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	35,055,823
Settlement of foreign currency transactions	23
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	46,324,650
Net gain/(loss) on investments	81,380,496
Net increase/(decrease) in net assets resulting from operations	$79,807,069
See Notes to Financial Statements
11

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	MID CAP GROWTH PORTFOLIO
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(1,573,427)	$(1,940,009)
Net realized gain/(loss) on investments	35,055,846	(3,289,996)
Change in net unrealized appreciation/(depreciation) of investments	46,324,650	(185,961,066)
Net increase/(decrease) in net assets resulting from operations	79,807,069	(191,191,071)
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	—	(23,153,786)
Class S	—	(79,325,893)
Total distributions to shareholders	—	(102,479,679)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	6,684,921	10,197,347
Class S	9,160,764	21,872,234
Proceeds from reinvestment of dividends and distributions:
Class I	—	23,153,785
Class S	—	79,325,893
Payments for shares redeemed:
Class I	(10,900,091)	(13,550,280)
Class S	(38,690,270)	(31,033,999)
Net increase/(decrease) from Fund share transactions	(33,744,676)	89,964,980
Net Increase/(Decrease) in Net Assets	46,062,393	(203,705,770)
Net Assets:
Beginning of year	459,687,109	663,392,879
End of year	$505,749,502	$459,687,109
See Notes to Financial Statements
12

Notes to Financial Statements Mid Cap Growth Portfolio
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers Class I and Class S shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that
13

case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
3
Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the New York Stock Exchange is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2023, was $49,101.
5
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
14

ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
For federal income tax purposes, the estimated cost of investments held at December 31, 2023 was $418,753,076. The estimated gross unrealized appreciation was $100,327,682 and estimated gross unrealized depreciation was $14,158,614 resulting in net unrealized appreciation in value of investments of $86,169,068 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2023, the Fund recorded the following permanent reclassification related to net operating losses written off and prior year true up adjustments:
Paid-in Capital	Total Distributable Earnings/(Losses)
$(1,579,513)	$1,579,513
The tax character of distributions paid during the years ended December 31, 2023, and December 31, 2022, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$—	$—	$—	$102,479,679	$—	$102,479,679

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$33,275,003	$86,169,068	$—	$—	$119,444,071
The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and/or recognized on wash sales.
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.
During the year ended December 31, 2023, the Fund utilized capital loss carryforwards of $1,332,853.
15

6
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.
7
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
8
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
9
Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4, or any other applicable exemptive relief. Rule 12d1-4 permits investments in other registered investment companies in excess of the limitations of the 1940 Act if the Fund complies with the conditions of the Rule. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
10
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
11
Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statement of Assets and Liabilities under the caption "Investments in securities at value—Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair
16

value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
As of December 31, 2023, the Fund did not have any outstanding loans of securities.
12
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or a Fund.
13
Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2023, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund’s average daily net assets.
The Fund retains NBIA as its administrator under an Administration Agreement. Each class pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Fund’s Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, taxes including any expenses relating to tax reclaims, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the year ended December 31, 2023, there was no repayment to NBIA under the contractual expense limitation agreement.
17

At December 31, 2023, the Fund's contingent liabilities to NBIA under the contractual expense limitation agreement were as follows:
			Expenses Reimbursed in Year Ended December 31,
			2021	2022	2023
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026
Class I	1.00%	12/31/26	$—	$—	$—
Class S	1.10%	12/31/26	167,018	408,152	240,209

(a)	Expense limitation per annum of the respective class’s average daily net assets.
Neuberger Berman BD LLC (the "Distributor") is the Fund’s "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund’s Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund’s Class I shares.
The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S’s average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.
Note C—Securities Transactions:
During the year ended December 31, 2023, there were purchase and sale transactions of long-term securities of $486,161,596 and $501,260,461, respectively.
During the year ended December 31, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended December 31, 2023, and December 31, 2022, was as follows:
	For the Year Ended December 31, 2023				For the Year Ended December 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	274,261	—	(445,885)	(171,624)	342,442	1,095,259	(442,622)	995,079
Class S	438,325	—	(1,839,423)	(1,401,098)	775,829	4,351,393	(1,202,892)	3,924,330
18

Note E—Line of Credit:
At December 31, 2023, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2023. During the year ended December 31, 2023, the Fund did not utilize the Credit Facility.
Note F—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
19

Financial Highlights
Mid Cap Growth Portfolio
The following tables include selected data for a share outstanding throughout each fiscal period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding fiscal period.
Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$22.54	$40.34	$39.80	$29.76	$24.09
Income From Investment Operations:
Net Investment Income/(Loss)[a]	(0.05)	(0.08)	(0.24)	(0.17)	(0.09)
Net Gains or Losses on Securities (both realized and unrealized)	4.14	(11.90)	5.48	11.89	7.86
Total From Investment Operations	4.09	(11.98)	5.24	11.72	7.77
Less Distributions From:
Net Realized Capital Gains	—	(5.82)	(4.70)	(1.68)	(2.10)
Net Asset Value, End of Year	$26.63	$22.54	$40.34	$39.80	$29.76
Total Return[b]	18.15%[c]	(28.73)%[c]	12.99%[c]	39.98%	32.75%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$131.3	$115.0	$165.7	$139.4	$114.4
Ratio of Gross Expenses to Average Net Assets[d]	0.92%	0.96%	0.89%	0.91%	0.92%
Ratio of Net Expenses to Average Net Assets	0.92%	0.96%	0.89%	0.91%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.20)%	(0.27)%	(0.56)%	(0.54)%	(0.32)%
Portfolio Turnover Rate	105%	60%	47%	54%	47%
See Notes to Financial Highlights
20

Financial Highlights  (cont’d)

Class S
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$19.43	$36.02	$36.06	$27.14	$22.16
Income (Loss) From Investment Operations:
Net Investment Income/(Loss)[a]	(0.08)	(0.11)	(0.30)	(0.22)	(0.13)
Net Gains or Losses on Securities (both realized and unrealized)	3.57	(10.66)	4.96	10.82	7.21
Total From Investment Operations	3.49	(10.77)	4.66	10.60	7.08
Less Distributions From:
Net Realized Capital Gains	—	(5.82)	(4.70)	(1.68)	(2.10)
Net Asset Value, End of Year	$22.92	$19.43	$36.02	$36.06	$27.14
Total Return[b]	17.96%[c]	(28.83)%[c]	12.72%[c]	39.71%	32.48%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$374.4	$344.7	$497.6	$459.2	$381.1
Ratio of Gross Expenses to Average Net Assets[d]	1.17%	1.21%	1.14%	1.16%	1.17%
Ratio of Net Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.37)%	(0.41)%	(0.77)%	(0.74)%	(0.50)%
Portfolio Turnover Rate	105%	60%	47%	54%	47%
See Notes to Financial Highlights
21

Notes to Financial Highlights Mid Cap Growth Portfolio

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested.
Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if
Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

c
The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund’s total returns for the year ended December 31, 2023. The class action proceeds received in 2022, 2021 and
2019 had no impact on the Fund’s total returns for the years ended December 31, 2022, 2021 and 2019, respectively.

d
Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

22

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio
and Board of Trustees of the Neuberger Berman Advisers Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 12, 2024
23

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47
Member of Advisory Board,
Burke Neurological Institute,
since 2021; Parish Councilor,
St. Pius X, since 2021;
formerly, Director, America
Press, Inc. (not-for-profit
Jesuit publisher), 2015 to
2021; formerly, Director,
Fordham University, 2001 to
2018; formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The
Jewish Theological Seminary,
2012 to 2020; formerly,
Executive Vice President and
General Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
47
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to 1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
47
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
and 2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly,
Director, Dexter Corp.
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Ami Kaplan (1960)	Trustee since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women's Forum of New York, 2014 to 2016.	47	None.
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47
Director, 1WS Credit Income
Fund, since 2018; Board
Member, American Family
Insurance (a mutual
company, not publicly
traded), since March 2009;
formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47
Board Member, The
Maritime Aquarium at
Norwalk, since 2020; Board
Member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	47
Director, 1WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Franklyn E. Smith (1961)	Trustee since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	47	Director, Zurich American Insurance Company, since 2023.
28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
47
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust
30

terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.
31

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer, Mutual Funds, and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009
to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary,
thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly,
Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President,
NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Daniel Tracer (1987)	Anti-Money Laundering Compliance Officer since 2023
Senior Vice President and Head of Financial Regulation, Neuberger Berman,
since February 2023; Assistant United States Attorney, Southern District of
New York, 2016 to 2023; Trial Attorney, Department of Justice Antitrust
Division, 2012 to 2015; Senior Anti-Money Laundering Compliance Officer,
five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
33

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Board Consideration of the Management Agreement
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Mid Cap Growth Portfolio (the "Fund").  Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the Fund and its shareholders; (ii) a comparison of the Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss by Management from its relationships with the Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to the Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any "fall-out" benefits likely to accrue to Management and its affiliates from their relationship with the Fund.
In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, which the Contract Review Committee annually considers and updates. It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Trustees, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.
34

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund’s investment management agreement separately from those of other funds of the Trust.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting, compliance, and shareholder support services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, until it maintains a certain level of assets, if ever, that is profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management.
35

The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund and the ability to plan for succession.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Performance Universe was composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Fund’s Expense Group and Performance Universe.
With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).
With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 5-, and 10-year periods and higher for the 3-year period; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1- and 5-year periods and the third quintile for the 3- and 10-year periods. In addition, the Board met with members of the portfolio management team in October 2023. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that same period.
Noting that the Fund underperformed over certain periods, the Board discussed with Management the Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken,
36

or intended to take, to improve performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Board also considered Management’s responsiveness to the Fund’s relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Expense Group was comprised of only non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared the Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund’s total expenses to the median of the total expenses of the Fund’s Expense Group. The Board noted that the Fund’s actual management fee and total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund’s actual management fee and total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fourth quintile, and that the actual management fee net of fees waived by Management and total expenses each ranked in the fifth quintile.
In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund’s expense ratio and performance.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)
The Board considered the consistent cost allocation methodology that Management used in developing its estimated profitability figures.  In  addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the
37

consultant its conclusion that Management’s process for calculating and reporting its estimated profit aligned with the consultant’s guiding principles and industry practices.
The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their
38

relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.
39

Neuberger Berman
Advisers Management Trust
Mid Cap Intrinsic Value Portfolio
I Class Shares
S Class Shares

Annual Report
December 31, 2023
The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.
Unless you have elected to receive shareholder reports and other communications from the Fund electronically, instead of by mail, paper copies of the Fund's new, streamlined shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or investment provider (such as an insurance company, broker-dealer or bank) or, if you are a direct investor, by logging into your account at https://www.nb.com/en/us/funds or calling 800.877.9700. If you are a direct investor and have previously elected to receive shareholder reports electronically, you will continue to receive reports electronically and need not take any action.
B1012 02/24

Mid Cap Intrinsic Value Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the Fund) Class I generated a total return of 11.00% for the year ended December 31, 2023 (the reporting period), underperforming the Russell Midcap® Value Index (the Index), which posted a 12.71% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Who would have thought sentiment could change so quickly? In the span of two weeks, the ‘higher for longer’ interest rate mantra which had been suffocating investor enthusiasm for most stocks, other than the “Magnificent Seven”*, evaporated instantaneously. Just when higher interest rates were about to take another bite on levered companies and corporate profits, the U.S. Federal Reserve Board (Fed) appropriately remembered the other half of its dual mandate: maximum employment.
Our take on the economy and inflation has been consistent. Inflation would come down, not to 2% but lower than what we saw in 2022 and early 2023, and widespread job losses were unlikely. The wild card was the Fed’s commitment to the stated 2% target. Too hawkish, a recession could ensue and too soft would undermine the long-term U.S. Treasury debt markets. Whether they’ve struck the right balance is still unclear, but the ‘big reveal’ that the Fed is starting to feel comfortable with the outlook for inflation was extremely well received.
Looking ahead, we believe two ideas worth considering are that inflation will be structurally higher in the future decade than the one past and, barring a major shock, demographic trends reduce the risk of significant runups in unemployment. Skilled labor, particularly in manufacturing, is aging out far faster than new workers are entering the workforce. Companies tell us the skilled labor shortage is real, and the time and cost to bring new hires up to speed is significant.
These trends tie back to a major pillar of our strategy which is the need for technology to address the productivity and labor challenges that lie ahead. We continue to see secular tailwinds for companies in the game of selling productivity.
Although happy with reasonably robust returns, we acknowledge that relative performance matters as well. In thinking about the year and how we navigated various cross currents, we make the following observations. First, the overweight in Information Technology versus the Index and performance of individual stocks generally exceeded our expectations. Second, we didn’t play the regional banking crisis well, failing to increase positions in bank stocks at the bottom and then lightening up before the fourth quarter rally. Third, our recent active engagements and capital injection strategies have yet to pay off but we’re still optimistic. There are different agenda items with each company but all with an eye towards addressing investor concerns and suggesting solutions to create shareholder value.
We accelerated the introduction of new ideas, adding 16 holdings and eliminating 13, and rebalanced 15% of the portfolio during the reporting period. Overall, 2023 was a year of limited M&A, nevertheless two companies were acquired. In addition, a number of portfolio companies either divested significant assets or made synergistic acquisitions.
So, what does 2024 have in store? It’s hard to say with any conviction and frankly most everybody got it wrong last year. One lesson an investor should take from 2023 is that very few people or firms are capable of effective market timing. Our recommendation is invest according to your risk tolerance, make your allocations, and stay the course. In our opinion, the risks in 2024 are all in plain view – dysfunctional domestic politics, federal fiscal imbalances, wars in Eastern Europe and the Middle East and, to top it off, a Presidential election where the two leading candidates are seriously flawed. However, when the challenges that lay ahead seem daunting, we look back at the past and realize that we’ve navigated through difficult markets before and somehow it worked out and that makes us feel more confident!
Sincerely,
1

Mid Cap Intrinsic Value Portfolio Commentary (Unaudited)
Michael C. Greene, Benjamin H. Nahum, James F. McAree, Amit Solomon and Rand W. Gesing
Portfolio Managers
* The “Magnificent Seven” is a nickname for seven mega-cap technology-related growth stocks that performed significantly better than the rest of the stocks in the S&P 500® Index, including Alphabet (Class A & C), Amazon.com, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
2

Mid Cap Intrinsic Value Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	2.0%
Consumer Discretionary	10.7
Consumer Staples	5.6
Energy	8.0
Financials	9.2
Health Care	7.2
Industrials	20.6
Information Technology	21.8
Materials	4.5
Real Estate	2.0
Utilities	7.9
Short-Term Investments	0.5
Total	100.0%

*	Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 12/31/2023
		1 Year	5 Years	10 Years	Life of Fund
Class I	08/22/2001	11.00%	8.63%	6.13%	7.58%
Class S1	04/29/2005	10.69%	8.36%	5.88%	7.38%
Russell Midcap® Value Index[2,3]		12.71%	11.16%	8.26%	9.32%
Russell Midcap® Index[2,3]		17.23%	12.68%	9.42%	9.65%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.03% and 1.28% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% after expense reimbursements and/or fee waivers for Class S shares. The expense ratios for the annual period ended December 31, 2023 can be found in the Financial Highlights section of this report.
3

Mid Cap Intrinsic Value Portfolio (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund’s share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.
Please see Endnotes for additional information.
4

Endnotes (Unaudited)

1	Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.
2	The date used to calculate Life of Fund performance for the index is August 22, 2001, the inception date of Class I shares, the Fund’s oldest share class.
3
The Russell Midcap® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap®
Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000® Index. The index is rebalanced annually in
June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger
Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).
Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.
The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.
© 2024 Neuberger Berman BD LLC, distributor. All rights reserved.
5

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2023 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expense Example (Unaudited)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period	Expense
Actual	7/1/23	12/31/23	7/1/23 – 12/31/23	Ratio
Class I	$1,000.00	$1,071.90	$5.33 (a)	1.02%
Class S	$1,000.00	$1,070.80	$6.52 (a)	1.25%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.06	$5.19 (b)	1.02%
Class S	$1,000.00	$1,018.90	$6.36 (b)	1.25%

(a)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

6

Legend December 31, 2023 (Unaudited)
Mid Cap Intrinsic Value Portfolio
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC
7

Schedule of Investments Mid Cap Intrinsic Value Portfolio^
December 31, 2023

Number of Shares		Value
Common Stocks 99.4%
Aerospace & Defense 3.3%
6,077	General Dynamics Corp.	$1,578,014
12,351	L3Harris Technologies, Inc.	2,601,368
		4,179,382
Automobile Components 1.6%
22,619	Aptiv PLC	2,029,377 *
Banks 3.2%
159,115	Huntington Bancshares, Inc.	2,023,943
52,979	Truist Financial Corp.	1,955,985
		3,979,928
Beverages 0.5%
10,415	Molson Coors Beverage Co. Class B	637,502
Building Products 3.7%
2,119	Carlisle Cos., Inc.	662,039
37,581	Fortune Brands Innovations, Inc.	2,861,417
60,047	Resideo Technologies, Inc.	1,130,085 *
		4,653,541
Chemicals 0.6%
9,089	Ashland, Inc.	766,294
Commercial Services & Supplies 1.9%
96,640	OPENLANE, Inc.	1,431,239 *
19,263	Stericycle, Inc.	954,674 *
		2,385,913
Communications Equipment 2.7%
43,786	Ciena Corp.	1,970,808 *
4,736	Motorola Solutions, Inc.	1,482,794
		3,453,602
Construction & Engineering 2.0%
29,777	Arcosa, Inc.	2,460,771
Consumer Finance 0.5%
20,349	Bread Financial Holdings, Inc.	670,296
Consumer Staples Distribution & Retail 2.0%
18,120	Dollar Tree, Inc.	2,573,946 *
Containers & Packaging 3.3%
5,190	Avery Dennison Corp.	1,049,210
15,071	Crown Holdings, Inc.	1,387,888
48,201	Sealed Air Corp.	1,760,301
		4,197,399
Electric Utilities 1.9%
63,914	FirstEnergy Corp.	2,343,087
Electronic Equipment, Instruments & Components 6.2%
6,776	CDW Corp.	1,540,320
Number of Shares		Value
Electronic Equipment, Instruments & Components – cont'd
20,131	Coherent Corp.	$876,303 *
12,473	IPG Photonics Corp.	1,353,819 *
27,855	Itron, Inc.	2,103,331 *
4,486	Teledyne Technologies, Inc.	2,002,057 *
		7,875,830
Energy Equipment & Services 1.9%
70,029	Baker Hughes Co.	2,393,591
Entertainment 2.1%
254,310	Lions Gate Entertainment Corp. Class B	2,591,419 *
Financial Services 1.8%
18,257	Global Payments, Inc.	2,318,639
Food Products 3.0%
99,481	Hain Celestial Group, Inc.	1,089,317 *
65,959	TreeHouse Foods, Inc.	2,734,001 *
		3,823,318
Health Care Equipment & Supplies 4.4%
42,003	Avanos Medical, Inc.	942,127 *
21,055	Haemonetics Corp.	1,800,413 *
19,402	Zimmer Biomet Holdings, Inc.	2,361,224
29,313	Zimvie, Inc.	520,306 *
		5,624,070
Health Care Providers & Services 2.2%
6,053	McKesson Corp.	2,802,418
Hotels, Restaurants & Leisure 5.8%
23,415	Bloomin' Brands, Inc.	659,132
56,486	International Game Technology PLC	1,548,281
56,599	MGM Resorts International	2,528,844 *
12,023	SeaWorld Entertainment, Inc.	635,175 *
50,435	Travel & Leisure Co.	1,971,504
		7,342,936
Independent Power and Renewable Electricity Producers 3.7%
97,090	AES Corp.	1,868,982
73,363	Vistra Corp.	2,825,943
		4,694,925
Insurance 3.7%
15,336	Allstate Corp.	2,146,733
20,494	Globe Life, Inc.	2,494,530
		4,641,263
IT Services 2.7%
45,337	Kyndryl Holdings, Inc.	942,103 *
20,376	Wix.com Ltd.	2,506,655 *
		3,448,758
See Notes to Financial Statements
8

Schedule of Investments Mid Cap Intrinsic Value Portfolio^  (cont’d)
Number of Shares		Value
Life Sciences Tools & Services 0.6%
3,206	Charles River Laboratories International, Inc.	$757,898 *
Machinery 3.4%
37,727	Allison Transmission Holdings, Inc.	2,193,825
68,050	Enerpac Tool Group Corp.	2,115,675
		4,309,500
Metals & Mining 0.6%
37,414	Cleveland-Cliffs, Inc.	763,994 *
Multi-Utilities 2.4%
104,256	CenterPoint Energy, Inc.	2,978,594
Oil, Gas & Consumable Fuels 6.1%
38,046	Devon Energy Corp.	1,723,484
22,980	EOG Resources, Inc.	2,779,431
9,663	Phillips 66	1,286,532
56,440	Williams Cos., Inc.	1,965,805
		7,755,252
Professional Services 4.3%
317,097	Conduent, Inc.	1,157,404 *
98,429	Dun & Bradstreet Holdings, Inc.	1,151,619
56,917	KBR, Inc.	3,153,771
		5,462,794
Retail REITs 2.0%
37,346	Regency Centers Corp.	2,502,182
Semiconductors & Semiconductor Equipment 3.3%
4,792	Enphase Energy, Inc.	633,215 *
6,424	NXP Semiconductors NV	1,475,464
18,852	Skyworks Solutions, Inc.	2,119,342
		4,228,021
Number of Shares		Value
Software 3.3%
24,352	DocuSign, Inc.	$1,447,727 *
53,336	Dropbox, Inc. Class A	1,572,345 *
24,128	Smartsheet, Inc. Class A	1,153,801 *
		4,173,873
Specialty Retail 2.5%
8,345	Best Buy Co., Inc.	653,247
38,919	Children's Place, Inc.	903,699 *
27,685	ODP Corp.	1,558,665 *
		3,115,611
Technology Hardware, Storage & Peripherals 3.4%
141,774	Hewlett Packard Enterprise Co.	2,407,323
54,675	Pure Storage, Inc. Class A	1,949,710 *
		4,357,033
Textiles, Apparel & Luxury Goods 0.8%
121,247	Under Armour, Inc. Class C	1,012,412 *
Trading Companies & Distributors 2.0%
34,639	AerCap Holdings NV	2,574,370 *

Total Common Stocks (Cost $99,349,991)		125,879,739
Short-Term Investments 0.5%
Investment Companies 0.5%
599,711	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.32%(a) (Cost $599,711)	599,711
Total Investments 99.9% (Cost $99,949,702)		126,479,450
Other Assets Less Liabilities 0.1%		73,456
Net Assets 100.0%		$126,552,906

*	Non-income producing security.
(a)	Represents 7-day effective yield as of December 31, 2023.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of December 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$125,879,739	$—	$—	$125,879,739
Short-Term Investments	—	599,711	—	599,711
Total Investments	$125,879,739	$599,711	$—	$126,479,450

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements
9

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
Mid Cap Intrinsic Value Portfolio
December 31, 2023
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$126,479,450
Dividends and interest receivable	116,704
Receivable for securities sold	463,359
Receivable for Fund shares sold	1,970
Prepaid expenses and other assets	1,024
Total Assets	127,062,507
Liabilities
Payable to investment manager (Note B)	57,360
Payable for securities purchased	312,205
Payable for Fund shares redeemed	22,896
Payable to administrator—net (Note B)	38,060
Payable to trustees	1,069
Payable for audit fees	40,220
Other accrued expenses and payables	37,791
Total Liabilities	509,601
Net Assets	$126,552,906
Net Assets consist of:
Paid-in capital	$95,613,548
Total distributable earnings/(losses)	30,939,358
Net Assets	$126,552,906
Net Assets
Class I	$92,791,195
Class S	33,761,711
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,889,347
Class S	1,747,261
Net Asset Value, offering and redemption price per share
Class I	$15.76
Class S	19.32
*Cost of Investments:
(a) Unaffiliated issuers	$99,949,702

See Notes to Financial Statements
10

Statement of Operations
Neuberger Berman Advisers Management Trust
Mid Cap Intrinsic Value Portfolio
For the Fiscal Year Ended December 31, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,162,069
Interest and other income—unaffiliated issuers	12,052
Foreign taxes withheld	(4,743)
Total income	$2,169,378
Expenses:
Investment management fees (Note B)	664,317
Administration fees (Note B):
Class I	263,293
Class S	99,062
Distribution fees (Note B):
Class S	82,552
Shareholder servicing agent fees:
Class I	3,087
Class S	1,575
Audit fees	40,220
Custodian and accounting fees	49,205
Insurance	3,379
Legal fees	44,505
Shareholder reports	197
Trustees' fees and expenses	49,975
Interest	2,241
Miscellaneous and other fees	12,601
Total expenses	1,316,209
Expenses reimbursed by Management (Note B)	(5,652)
Total net expenses	1,310,557
Net investment income/(loss)	$858,821
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	3,710,558
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	8,163,976
Net gain/(loss) on investments	11,874,534
Net increase/(decrease) in net assets resulting from operations	$12,733,355
See Notes to Financial Statements
11

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	MID CAP INTRINSIC VALUE PORTFOLIO
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$858,821	$1,101,413
Net realized gain/(loss) on investments	3,710,558	6,123,505
Change in net unrealized appreciation/(depreciation) of investments	8,163,976	(21,951,018)
Net increase/(decrease) in net assets resulting from operations	12,733,355	(14,726,100)
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(5,503,858)	(14,299,960)
Class S	(1,568,639)	(4,739,949)
Total distributions to shareholders	(7,072,497)	(19,039,909)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	6,171,256	8,755,451
Class S	1,899,260	5,383,070
Proceeds from reinvestment of dividends and distributions:
Class I	5,503,858	14,299,960
Class S	1,568,639	4,739,949
Payments for shares redeemed:
Class I	(11,825,798)	(19,001,966)
Class S	(6,423,878)	(9,759,261)
Net increase/(decrease) from Fund share transactions	(3,106,663)	4,417,203
Net Increase/(Decrease) in Net Assets	2,554,195	(29,348,806)
Net Assets:
Beginning of year	123,998,711	153,347,517
End of year	$126,552,906	$123,998,711
See Notes to Financial Statements
12

Notes to Financial Statements Mid Cap Intrinsic Value Portfolio
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers Class I and Class S shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of
13

4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
3
Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the New York Stock Exchange is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2023, was $66,438.
5
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute
14

substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
For federal income tax purposes, the estimated cost of investments held at December 31, 2023 was $100,181,918. The estimated gross unrealized appreciation was $36,013,829 and estimated gross unrealized depreciation was $9,716,297 resulting in net unrealized appreciation in value of investments of $26,297,532 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.
The tax character of distributions paid during the years ended December 31, 2023, and December 31, 2022, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$2,057,687	$2,130,944	$5,014,810	$16,908,965	$7,072,497	$19,039,909

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$802,529	$3,839,297	$26,297,532	$—	$—	$30,939,358
The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales and tax adjustments related to other investments.
6
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.
It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not
15

report this information to the Fund until the following calendar year. At December 31, 2023, the Fund estimated these amounts for the period January 1, 2023 to December 31, 2023 within the financial statements because the 2023 information is not available from the REITs until after the Fund’s fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended December 31, 2023, the character of distributions paid to shareholders of the Fund, if any, disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after calendar year-end.
7
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
8
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
9
Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4, or any other applicable exemptive relief. Rule 12d1-4 permits investments in other registered investment companies in excess of the limitations of the 1940 Act if the Fund complies with the conditions of the Rule. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
10
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
11
Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent.
16

The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statement of Assets and Liabilities under the caption "Investments in securities at value—Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
During the year ended December 31, 2023, the Fund did not participate in securities lending.
12
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or a Fund.
13
Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2023, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund’s average daily net assets.
The Fund retains NBIA as its administrator under an Administration Agreement. Each class pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Fund’s Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, taxes including any expenses relating to tax reclaims, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
17

During the year ended December 31, 2023, there was no repayment to NBIA under the contractual expense limitation agreement.
At December 31, 2023, the Fund's contingent liabilities to NBIA under the contractual expense limitation agreement were as follows:
			Expenses Reimbursed in Year Ended December 31,
			2021	2022	2023
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026
Class I	1.50%	12/31/26	$—	$—	$—
Class S	1.25%	12/31/26	—	10,018	5,652

(a)	Expense limitation per annum of the respective class's average daily net assets.
Neuberger Berman BD LLC (the "Distributor") is the Fund’s "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund’s Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund’s Class I shares.
The Board has adopted a distribution and shareholder services plan (the “Plan”) for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S’s average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.
Note C—Securities Transactions:
During the year ended December 31, 2023, there were purchase and sale transactions of long-term securities of $24,153,070 and $34,027,439, respectively.
During the year ended December 31, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended December 31, 2023, and December 31, 2022, was as follows:
	For the Year Ended December 31, 2023				For the Year Ended December 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	405,739	389,792	(765,408)	30,123	470,717	1,019,969	(1,032,940)	457,746
18

	For the Year Ended December 31, 2023				For the Year Ended December 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	102,535	90,516	(345,032)	(151,981)	243,075	279,313	(450,883)	71,505
Note E—Line of Credit:
At December 31, 2023, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2023. During the year ended December 31, 2023, the Fund did not utilize the Credit Facility.
Note F—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
19

Financial Highlights
Mid Cap Intrinsic Value Portfolio
The following tables include selected data for a share outstanding throughout each fiscal period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding fiscal period.
Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$15.20	$20.33	$15.40	$16.01	$15.69
Income From Investment Operations:
Net Investment Income/(Loss)[a]	0.12	0.16	0.14	0.14	0.21
Net Gains or Losses on Securities (both realized and unrealized)	1.43	(2.39)	4.91	(0.59)	2.31
Total From Investment Operations	1.55	(2.23)	5.05	(0.45)	2.52
Less Distributions From:
Net Investment Income	(0.16)	(0.11)	(0.12)	(0.16)	(0.13)
Net Realized Capital Gains	(0.83)	(2.79)	—	—	(2.07)
Total Distributions	(0.99)	(2.90)	(0.12)	(0.16)	(2.20)
Net Asset Value, End of Year	$15.76	$15.20	$20.33	$15.40	$16.01
Total Return[b]	11.00%[c]	(9.75)%[c]	32.80%	(2.62)%	16.74%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$92.8	$89.1	$109.8	$92.0	$94.0
Ratio of Gross Expenses to Average Net Assets[d]	1.02%	1.03%	1.00%	1.03%	1.01%
Ratio of Net Expenses to Average Net Assets	1.02%	1.03%	1.00%	1.03%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.78%	0.87%	0.74%	1.12%	1.22%
Portfolio Turnover Rate	20%	14%	40%	35%	14%
See Notes to Financial Highlights
20

Financial Highlights  (cont’d)

Class S
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$18.39	$23.82	$18.02	$18.68	$17.95
Income (Loss) From Investment Operations:
Net Investment Income/(Loss)[a]	0.10	0.14	0.10	0.13	0.19
Net Gains or Losses on Securities (both realized and unrealized)	1.76	(2.75)	5.76	(0.68)	2.66
Total From Investment Operations	1.86	(2.61)	5.86	(0.55)	2.85
Less Distributions From:
Net Investment Income	(0.10)	(0.03)	(0.06)	(0.11)	(0.05)
Net Realized Capital Gains	(0.83)	(2.79)	—	—	(2.07)
Total Distributions	(0.93)	(2.82)	(0.06)	(0.11)	(2.12)
Net Asset Value, End of Year	$19.32	$18.39	$23.82	$18.02	$18.68
Total Return[b]	10.69%[c]	(9.95)%[c]	32.52%	(2.83)%	16.43%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$33.8	$34.9	$43.5	$39.5	$43.8
Ratio of Gross Expenses to Average Net Assets[d]	1.27%	1.28%	1.25%	1.28%	1.26%
Ratio of Net Expenses to Average Net Assets	1.26%	1.25%	1.25%[e]	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.54%	0.65%	0.48%	0.89%	0.98%
Portfolio Turnover Rate	20%	14%	40%	35%	14%
See Notes to Financial Highlights
21

Notes to Financial Highlights Mid Cap Intrinsic Value Portfolio

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested.
Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if
Management had not reimbursed and/or waived certain expenses. Total return would have been higher if
Management had not recouped previously reimbursed and/or waived expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

c
Had the Fund not received class action proceeds listed in Note A of the Notes to Financial Statements, total return based on per share NAV for the year ended December 31, 2023 would have been 10.63% for
Class S. The class action proceeds received in 2023 had no impact on the Fund's total return for Class I for the year ended December 31, 2023. The class action proceeds received in 2022 and 2019 had no impact on the Fund's total return for the years ended December 31, 2022 and 2019, respectively.

d
Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

e
After repayment of expenses previously reimbursed and/or fees previously waived by Management pursuant to the terms of the contractual expense limitation agreements with Management, as applicable. Had the
Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

Year Ended December 31,
2021
Class S	1.25%
22

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio
and Board of Trustees of the Neuberger Berman Advisers Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 12, 2024
23

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47
Member of Advisory Board,
Burke Neurological Institute,
since 2021; Parish Councilor,
St. Pius X, since 2021;
formerly, Director, America
Press, Inc. (not-for-profit
Jesuit publisher), 2015 to
2021; formerly, Director,
Fordham University, 2001 to
2018; formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

24

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The
Jewish Theological Seminary,
2012 to 2020; formerly,
Executive Vice President and
General Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
47
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to 1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
47
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
and 2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly,
Director, Dexter Corp.
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Ami Kaplan (1960)	Trustee since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women's Forum of New York, 2014 to 2016.	47	None.
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47
Director, 1WS Credit Income
Fund, since 2018; Board
Member, American Family
Insurance (a mutual
company, not publicly
traded), since March 2009;
formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47
Board Member, The
Maritime Aquarium at
Norwalk, since 2020; Board
Member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	47
Director, 1WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Franklyn E. Smith (1961)	Trustee since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	47	Director, Zurich American Insurance Company, since 2023.
28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
47
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust
30

terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.
31

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer, Mutual Funds, and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009
to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary,
thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

32

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly,
Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President,
NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Daniel Tracer (1987)	Anti-Money Laundering Compliance Officer since 2023
Senior Vice President and Head of Financial Regulation, Neuberger Berman,
since February 2023; Assistant United States Attorney, Southern District of
New York, 2016 to 2023; Trial Attorney, Department of Justice Antitrust
Division, 2012 to 2015; Senior Anti-Money Laundering Compliance Officer,
five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
33

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Board Consideration of the Management Agreement
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Mid Cap Intrinsic Value Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the Fund and its shareholders; (ii) a comparison of the Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss by Management from its relationships with the Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to the Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any “fall-out” benefits likely to accrue to Management and its affiliates from their relationship with the Fund.
In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, which the Contract Review Committee annually considers and updates. It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Trustees, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.
34

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund’s investment management agreement separately from those of other funds of the Trust.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting, compliance, and shareholder support services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, until it maintains a certain level of assets, if ever, that is profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management.
35

The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund and the ability to plan for succession.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Performance Universe was composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Fund’s Expense Group and Performance Universe.
With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).
With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-year period and lower for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fifth quintile for the 1,- 3-, 5-, and 10-year periods. The Board considered that the Fund ranked in the third quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2023. In addition, the Board met with members of the portfolio management team in October 2023.
Noting that the Fund underperformed over certain periods, the Board discussed with Management the Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly
36

different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Board also considered Management’s responsiveness to the Fund’s relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Expense Group was comprised of only non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared the Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund’s total expenses to the median of the total expenses of the Fund’s Expense Group. The Board noted that the Fund’s actual management fee and total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs or the Fund’s relatively small size contributed to the Fund’s actual management fee and total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the fourth quintile and the actual management fee and total expenses each ranked in the fifth quintile.
In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund’s expense ratio and performance.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business. The Board noted that when distribution expenses and taxes were considered, Management experienced a loss on the Fund.)
The Board considered the consistent cost allocation methodology that Management used in developing its estimated profitability figures. In addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the
37

consultant its conclusion that Management’s process for calculating and reporting its estimated profit aligned with the consultant’s guiding principles and industry practices.
The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their
38

relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.
Notice to Shareholders
100.00% of the dividends earned during the fiscal year ended December 31, 2023 qualify for the dividends received deduction for corporate shareholders.
The Fund designates $5,014,810 as a capital gain distribution.
39

Neuberger Berman
Advisers Management Trust
Short Duration Bond Portfolio
I Class Shares

Annual Report
December 31, 2023
The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.
Unless you have elected to receive shareholder reports and other communications from the Fund electronically, instead of by mail, paper copies of the Fund's new, streamlined shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or investment provider (such as an insurance company, broker-dealer or bank) or, if you are a direct investor, by logging into your account at https://www.nb.com/en/us/funds or calling 800.877.9700. If you are a direct investor and have previously elected to receive shareholder reports electronically, you will continue to receive reports electronically and need not take any action.
B1011 02/24

Short Duration Bond Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the Fund) Class I posted a 5.90% total return for the year ended December 31, 2023 (the reporting period), outperforming its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index (the Index), which posted a total return of 4.61% for the same period.
The overall U.S. bond market generated a solid return during the reporting period. The market experienced periods of volatility, initially driven by elevated but moderating inflation, U.S. Federal Reserve Board (Fed) rate hikes, economic concerns, a mini crisis in the regional banking industry, and numerous geopolitical events. However, the market rallied sharply over the last two months of the year, as the Fed indicated it would likely pivot from raising rates to cutting rates in 2024. Expectations that the Fed may orchestrate an economic “soft landing” also supported the market. The 10-year U.S. Treasury yield fluctuated but ended relatively unchanged for the year as a whole, whereas the two-year yield declined. All told, the Bloomberg U.S. Aggregate Bond Index gained 5.53% over the reporting period. Spread sectors (non-U.S. Treasury securities) also posted positive returns.
Among the largest contributors to the Fund’s performance during the reporting period was its exposure to investment-grade corporate bonds. Security selection within the industrials sector was beneficial, led by our technology, media, and telecom positions. Within the financial sector, our bank holdings added the most value. Elsewhere, an allocation to structured products, including credit risk transfers, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and agency passthroughs all contributed to performance. On the downside, duration positioning detracted from returns. In particular, having a longer duration than the Index at times was not rewarded.
Elsewhere, the Fund’s aggregate use of futures and swap contracts detracted from performance during the reporting period.
We made several adjustments to the Fund’s sector positioning over the reporting period. We increased its allocations to agency passthroughs and ABS given attractive valuations, while reducing its exposures to CMBS and collateralized loan obligations.
Looking ahead, with inflation trends improving and central banks’ interest rates likely at their peak, we believe that economic growth outcomes will become increasingly important drivers of fixed income returns. In the U.S., we anticipate that the economy seems likely to settle into moderately positive territory, achieving a “soft landing.” We believe inflation should ease more this year in the U.S. and, in contrast to the last two years, become more predictable. In our view, the Fed may have become overly restrictive which shouldn’t be surprising given its reliance on “current” rather than forward data. Our analysis suggests that the Fed funds rate could eventually settle at around 3%. However, this doesn’t mean that investors should try to time this easing, which could emerge quickly or take some time. Overall, we believe the pricing of longer-term rates could become more complicated and dynamic.
In our view, it’s prudent to anticipate overshoots (and undershoots) in the coming quarters and years as the market shifts to more normal levels of volatility. In credit, spreads have remained narrow, powered by stable results and low defaults, even in strongly performing lower-quality segments. However, we are now seeing the market favor quality, although we believe any overall spread-widening due to the weakening economy is likely to be mild.
Overall, we believe that 2024 could be a rewarding time for global bond investors that focus on fundamentals and selectivity in building portfolios.
Sincerely,
Michael Foster, Matthew McGinnis, Ashok Bhatia and David M. Brown
Portfolio Managers

Short Duration Bond Portfolio Commentary (Unaudited)
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Portfolio (Unaudited)

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	17.4%
Corporate Bonds	46.1
Loan Assignments	2.0
Mortgage-Backed Securities	27.6
Short-Term Investments	5.6
Other Assets Less Liabilities	1.3 *
Total	100.0%

*	Includes the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 12/31/2023
		1 Year	5 Years	10 Years	Life of Fund
Class I	09/10/1984	5.90%	1.65%	1.21%	4.27%
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[1,2]		4.61%	1.51%	1.27%	4.76%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2022 was 0.85% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended December 31, 2023 can be found in the Financial Highlights section of this report.

Short Duration Bond Portfolio (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception, if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.
Please see Endnotes for additional information.

Endnotes (Unaudited)

1	The date used to calculate Life of Fund performance for the index is September 10, 1984, the Fund’s commencement of operations.
2
The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Bloomberg
U.S. Government/Credit Bond Index. The Bloomberg U.S. Government/Credit Bond Index is the
non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities.
Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger
Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).
Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.
The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.
© 2024 Neuberger Berman BD LLC, distributor. All rights reserved.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2023 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expense Example (Unaudited)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period
Actual	7/1/23	12/31/23	7/1/23 – 12/31/23
Class I	$1,000.00	$1,038.30	$4.47 (a)
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.82	$4.43 (b)

(a)	Expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)
Hypothetical expenses are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period
(assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Legend December 31, 2023 (Unaudited)
Short Duration Bond Portfolio
Benchmarks:
LIBOR	= London Interbank Offered Rate
SOFR	= Secured Overnight Financing Rate
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC
Currency Abbreviations:
USD	= United States Dollar

Schedule of Investments Short Duration Bond Portfolio^
December 31, 2023

Principal Amount		Value
Mortgage-Backed Securities 27.6%
Collateralized Mortgage Obligations 10.0%
$97,579	Angel Oak Mortgage Trust, Series 2019-6, Class A1, 2.62%, due 11/25/2059	$94,130 (a)(b)
Connecticut Avenue Securities Trust
410,000	Series 2021-R03, Class 1M2, (30 day USD SOFR Average + 1.65%), 6.99%, due 12/25/2041	404,240 (a)(c)
460,000	Series 2022-R01, Class 1M2, (30 day USD SOFR Average + 1.90%), 7.24%, due 12/25/2041	460,718 (a)(c)
395,000	Series 2022-R03, Class 1M2, (30 day USD SOFR Average + 3.50%), 8.84%, due 3/25/2042	412,678 (a)(c)
651,841	Series 2022-R08, Class 1M1, (30 day USD SOFR Average + 2.55%), 7.89%, due 7/25/2042	668,523 (a)(c)
43,000	Series 2022-R08, Class 1M2, (30 day USD SOFR Average + 3.60%), 8.94%, due 7/25/2042	45,053 (a)(c)
232,436	Ellington Financial Mortgage Trust, Series 2022-1, Class A1, 2.21%, due 1/25/2067	195,041 (a)(b)
Federal Home Loan Mortgage Corp. STACR REMIC Trust
159,000	Series 2021-HQA2, Class M2, (30 day USD SOFR Average + 2.05%), 7.39%, due 12/25/2033	156,596 (a)(c)
385,000	Series 2022-DNA2, Class M1B, (30 day USD SOFR Average + 2.40%), 7.74%, due 2/25/2042	389,563 (a)(c)
275,000	Series 2022-DNA2, Class M2, (30 day USD SOFR Average + 3.75%), 9.09%, due 2/25/2042	283,916 (a)(c)
320,000	Series 2022-HQA1, Class M2, (30 day USD SOFR Average + 5.25%), 10.59%, due 3/25/2042	341,248 (a)(c)
182,000	Series 2022-HQA3, Class M1B, (30 day USD SOFR Average + 3.55%), 8.89%, due 8/25/2042	188,166 (a)(c)
Federal Home Loan Mortgage Corp. STACR Trust
577,205	Series 2017-DNA1, Class M2, (30 day USD SOFR Average + 3.36%), 8.70%, due 7/25/2029	596,100 (c)
685,821	Series 2017-HQA3, Class M2, (30 day USD SOFR Average + 2.46%), 7.80%, due 4/25/2030	698,842 (c)
Federal National Mortgage Association Connecticut Avenue Securities
236,000	Series 2021-R01, Class 1M2, (30 day USD SOFR Average + 1.55%), 6.89%, due 10/25/2041	235,848 (a)(c)
245,000	Series 2022-R07, Class 1M2, (30 day USD SOFR Average + 4.65%), 9.99%, due 6/25/2042	265,286 (a)(c)
214,000	Series 2022-R08, Class 1B1, (30 day USD SOFR Average + 5.60%), 10.94%, due 7/25/2042	231,802 (a)(c)
368,880	Series 2023-R01, Class 1M1, (30 day USD SOFR Average + 2.40%), 7.74%, due 12/25/2042	375,963 (a)(c)
127,000	Series 2023-R02, Class 1M2, (30 day USD SOFR Average + 3.35%), 8.69%, due 1/25/2043	133,057 (a)(c)
GCAT Trust
187,760	Series 2019-NQM3, Class A1, 3.69%, due 11/25/2059	177,216 (a)(b)
437,098	Series 2021-NQM5, Class A1, 1.26%, due 7/25/2066	348,102 (a)(b)
88,841	HarborView Mortgage Loan Trust, Series 2004-4, Class 3A, (1 mo. USD Term SOFR + 1.24%), 6.58%, due 6/19/2034	81,921 (c)
422,631	SG Residential Mortgage Trust, Series 2021-2, Class A1, 1.74%, due 12/25/2061	340,351 (a)(b)
418,172	Towd Point Mortgage Trust, Series 2022-4, Class A1, 3.75%, due 9/25/2062	391,090 (a)
Verus Securitization Trust
419,284	Series 2021-3, Class A3, 1.44%, due 6/25/2066	347,719 (a)(b)
371,651	Series 2021-6, Class A3, 1.89%, due 10/25/2066	303,510 (a)(b)
8,166,679
Commercial Mortgage-Backed 9.7%
BBCMS Mortgage Trust
5,341,749	Series 2021-C11, Class XA, 1.37%, due 9/15/2054	374,613 (b)(d)
1,022,255	Series 2022-C17, Class XA, 1.15%, due 9/15/2055	78,283 (b)(d)
235,000	BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, due 11/5/2036	215,679 (a)
Benchmark Mortgage Trust
114,000	Series 2020-B17, Class C, 3.37%, due 3/15/2053	82,644 (b)
118,000	Series 2023-B40, Class B, 6.58%, due 12/15/2056	122,727 (b)
44,000	Series 2023-B40, Class C, 7.64%, due 12/15/2056	45,688 (b)
157,000	BPR Trust, Series 2022-OANA, Class D, (1 mo. USD Term SOFR + 3.70%), 9.06%, due 4/15/2037	150,679 (a)(c)
1,150,000	BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, (1 mo. USD Term SOFR + 1.76%), 7.13%, due 9/15/2036	1,105,241 (a)(c)
BX Trust
134,000	Series 2019-OC11, Class A, 3.20%, due 12/9/2041	118,283 (a)
256,000	Series 2019-OC11, Class D, 3.94%, due 12/9/2041	222,813 (a)(b)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value
Commercial Mortgage-Backed – cont'd
CAMB Commercial Mortgage Trust
$1,006,000	Series 2019-LIFE, Class D, (1 mo. USD Term SOFR + 1.80%), 7.41%, due 12/15/2037	$994,610 (a)(c)
130,000	Series 2019-LIFE, Class F, (1 mo. USD Term SOFR + 2.60%), 8.21%, due 12/15/2037	124,698 (a)(c)
Citigroup Commercial Mortgage Trust
100,000	Series 2023-PRM3, Class C, 6.36%, due 7/10/2028	98,309 (a)(b)
100,000	Series 2023-SMRT, Class C, 5.85%, due 10/12/2040	98,276 (a)(b)
9,358	Series 2016-P3, Class A2, 2.74%, due 4/15/2049	9,077
COMM Mortgage Trust
1,111,000	Series 2012-CR4, Class AM, 3.25%, due 10/15/2045	938,694
9,188,761	Series 2014-CR18, Class XA, 0.91%, due 7/15/2047	12,270 (b)(d)
14,325,685	CSAIL Commercial Mortgage Trust, Series 2016-C5, Class XA, 0.89%, due 11/15/2048	183,426 (b)(d)
800,000	Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, due 9/10/2035	718,890 (a)(b)
Federal Home Loan Mortgage Corp. Multiclass Certificates
2,420,000	Series 2020-RR03, Class X1, 1.71%, due 7/27/2028	154,492 (d)
1,500,000	Series 2020-RR02, Class DX, 1.82%, due 9/27/2028	105,502 (b)(d)
1,535,000	Series 2020-RR02, Class CX, 1.27%, due 3/27/2029	83,074 (b)(d)
75,000	FIVE Mortgage Trust, Series 2023-V1, Class C, 6.40%, due 2/10/2056	70,412 (b)
GS Mortgage Securities Trust
78,628	Series 2010-C1, Class B, 5.15%, due 8/10/2043	77,733 (a)
12,201,920	Series 2013-GC13, Class XA, 0.37%, due 7/10/2046	122 (b)(d)
17,138,223	Series 2015-GC30, Class XA, 0.72%, due 5/10/2050	119,056 (b)(d)
217,000	INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1 mo. USD Term SOFR + 2.49%), 7.85%, due 8/15/2039	217,680 (a)(c)
235,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class D, 3.45%, due 1/5/2039	137,475 (a)(b)
214,000	Manhattan West Mortgage Trust, Series 2020-1MW, Class D, 2.33%, due 9/10/2039	180,075 (a)(b)
97,629	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class B, 3.71%, due 5/15/2046	75,982 (b)
70,000	Morgan Stanley Capital I Trust, Series 2018-H4, Class C, 5.06%, due 12/15/2051	58,474 (b)
MSWF Commercial Mortgage Trust
10,000	Series 2023-2, Class D, 4.00%, due 12/15/2056	6,131 (a)
29,000	Series 2023-2, Class C, 7.25%, due 12/15/2056	29,740 (b)
693,000	NYO Commercial Mortgage Trust, Series 2021-1290, Class D, (1 mo. USD Term SOFR + 2.66%), 8.02%, due 11/15/2038	446,191 (a)(c)
116,000	ORL Trust, Series 2023-GLKS, Class D, (1 mo. USD Term SOFR + 4.30%), 9.66%, due 10/19/2036	115,892 (a)(c)
Taubman Centers Commercial Mortgage Trust
100,000	Series 2022-DPM, Class A, (1 mo. USD Term SOFR + 2.19%), 7.55%, due 5/15/2037	99,403 (a)(c)
146,000	Series 2022-DPM, Class B, (1 mo. USD Term SOFR + 2.93%), 8.29%, due 5/15/2037	143,936 (a)(c)
123,000	Series 2022-DPM, Class C, (1 mo. USD Term SOFR + 3.78%), 9.14%, due 5/15/2037	120,418 (a)(c)
3,281,575	Wells Fargo-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.13%, due 3/15/2047	192 (b)(d)
7,936,880
Federal Home Loan Mortgage Corp. 4.3%
Pass-Through Certificates
92,241	3.50%, due 5/1/2026	90,061
268,730	4.50%, due 11/1/2039	268,766
1,764,289	5.50%, due 9/1/2052 - 4/1/2053	1,772,872
1,339,261	6.00%, due 10/1/2052 - 3/1/2053	1,360,484
3,492,183
Federal National Mortgage Association 3.6%
Pass-Through Certificates
509,674	4.50%, due 5/1/2041 - 5/1/2044	507,529
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value
Federal National Mortgage Association – cont'd
$1,021,402	5.50%, due 11/1/2052 - 5/1/2053	$1,026,043
1,380,617	6.00%, due 11/1/2052 - 10/1/2053	1,404,381
2,937,953
Total Mortgage-Backed Securities (Cost $25,179,148)		22,533,695
Asset-Backed Securities 17.4%
1,125,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class A, (3 mo. USD Term SOFR + 1.46%), 6.86%, due 10/15/2034	1,119,518 (a)(c)
208,408	Aqua Finance Trust, Series 2021-A, Class A, 1.54%, due 7/17/2046	186,173 (a)
183,000	Auxilior Term Funding LLC, Series 2023-1A, Class A2, 6.18%, due 12/15/2028	183,668 (a)
258,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class B, 1.90%, due 2/20/2028	230,244 (a)
295,730	BOF VII AL Funding Trust I, Series 2023-CAR3, Class A2, 6.29%, due 7/26/2032	297,560 (a)
204,000	CCG Receivables Trust, Series 2023-2, Class A2, 6.28%, due 4/14/2032	207,378 (a)
1,400,000	Crown Castle Towers LLC, 3.66%, due 5/15/2025	1,358,303 (a)
CyrusOne Data Centers Issuer I LLC
90,000	Series 2023-1A, Class A2, 4.30%, due 4/20/2048	82,197 (a)
121,000	Series 2023-2A, Class A2, 5.56%, due 11/20/2048	115,178 (a)
Dell Equipment Finance Trust
153,074	Series 2023-1, Class A2, 5.65%, due 9/22/2028	153,093 (a)
100,000	Series 2023-3, Class A3, 5.93%, due 4/23/2029	101,837 (a)
565,000	Fort Washington CLO Ltd., Series 2021-2A, Class A, (3 mo. USD Term SOFR + 1.48%), 6.90%, due 10/20/2034	565,616 (a)(c)
160,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, due 8/20/2053	159,171 (a)
69,696	Hilton Grand Vacations Trust, Series 2022-2A, Class A, 4.30%, due 1/25/2037	67,797 (a)
JP Morgan Mortgage Trust
183,814	Series 2023-HE2, Class A1, (30 day USD SOFR Average + 1.70%), 7.04%, due 3/25/2054	184,499 (a)(c)
75,000	Series 2023-HE3, Class M1, (30 day USD SOFR Average + 2.10%), 7.44%, due 5/25/2054	75,000 (a)(c)
269,846	JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, due 2/26/2029	260,371 (a)
264,000	MetroNet Infrastructure Issuer LLC, Series 2022-1A, Class A2, 6.35%, due 10/20/2052	259,568 (a)
500,000	Milos CLO Ltd., Series 2017-1A, Class DR, (3 mo. USD Term SOFR + 3.01%), 8.43%, due 10/20/2030	491,289 (a)(c)
MVW LLC
281,804	Series 2021-2A, Class A, 1.43%, due 5/20/2039	258,805 (a)
195,325	Series 2021-2A, Class B, 1.83%, due 5/20/2039	178,681 (a)
59,309	Series 2021-1WA, Class B, 1.44%, due 1/22/2041	54,370 (a)
Navient Private Education Refi Loan Trust
55,216	Series 2021-CA, Class A, 1.06%, due 10/15/2069	47,859 (a)
353,937	Series 2021-EA, Class A, 0.97%, due 12/16/2069	305,017 (a)
325,009	Series 2021-FA, Class A, 1.11%, due 2/18/2070	276,768 (a)
1,195,000	PFS Financing Corp., Series 2021-A, Class A, 0.71%, due 4/15/2026	1,176,610 (a)
565,000	Prestige Auto Receivables Trust, Series 2021-1A, Class D, 2.08%, due 2/15/2028	519,515 (a)
1,900,000	RRX 3 Ltd., Series 2021-IIIA, Class A1, (3 mo. USD Term SOFR + 1.58%), 6.98%, due 4/15/2034	1,897,921 (a)(c)
Sierra Timeshare Receivables Funding LLC
66,378	Series 2019-1A, Class C, 3.77%, due 1/20/2036	65,679 (a)
55,614	Series 2019-2A, Class A, 2.59%, due 5/20/2036	54,586 (a)
66,305	Series 2020-2A, Class C, 3.51%, due 7/20/2037	63,694 (a)
98,117	Series 2023-2A, Class C, 7.30%, due 4/20/2040	100,324 (a)
150,321	Series 2023-3A, Class B, 6.44%, due 9/20/2040	153,475 (a)
500,000	Signal Peak CLO 2 LLC, Series 2015-1A, Class DR2, (3 mo. USD Term SOFR + 3.11%), 8.53%, due 4/20/2029	490,344 (a)(c)
39,345	SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, due 5/15/2031	39,295 (a)
167,000	Stack Infrastructure Issuer LLC, Series 2023-3A, Class A2, 5.90%, due 10/25/2048	165,597 (a)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
	Taco Bell Funding LLC
$120,937	Series 2016-1A, Class A23, 4.97%, due 5/25/2046	$119,066 (a)
104,145	Series 2021-1A, Class A2I, 1.95%, due 8/25/2051	93,335 (a)
210,141	TAL Advantage VII LLC, Series 2020-1A, Class A, 2.05%, due 9/20/2045	190,702 (a)
500,000	TRESTLES CLO III Ltd., Series 2020-3A, Class D, (3 mo. USD Term SOFR + 3.51%), 8.93%, due 1/20/2033	491,253 (a)(c)
250,000	U.S. Bank NA, Series 2023-1, Class B, 6.79%, due 8/25/2032	250,925 (a)
1,125,000	Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3 mo. USD Term SOFR + 1.48%), 6.88%, due 10/15/2034	1,122,778 (a)(c)
Total Asset-Backed Securities (Cost $14,465,528)		14,215,059

Corporate Bonds 46.1%
Aerospace & Defense 3.4%
	Boeing Co.
685,000	2.20%, due 2/4/2026	647,248
480,000	2.70%, due 2/1/2027	452,585
1,465,000	L3Harris Technologies, Inc., 5.40%, due 1/15/2027	1,495,397
200,000	TransDigm, Inc., 6.25%, due 3/15/2026	199,654 (a)
		2,794,884
Airlines 1.8%
140,000	American Airlines, Inc., 7.25%, due 2/15/2028	141,600 (a)
285,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, due 4/20/2029	277,807 (a)
140,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	142,438 (a)
356,666	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	351,247 (a)
110,000	Latam Airlines Group SA, 13.38%, due 10/15/2027	122,946 (a)
	VistaJet Malta Finance PLC/Vista Management Holding, Inc.
65,000	7.88%, due 5/1/2027	55,906 (a)
410,000	9.50%, due 6/1/2028	346,984 (a)
		1,438,928
Auto Manufacturers 3.3%
	Ford Motor Credit Co. LLC
20,000	6.95%, due 6/10/2026	20,517
190,000	7.35%, due 11/4/2027	200,364
65,000	6.80%, due 5/12/2028	67,889
160,000	2.90%, due 2/10/2029	140,129
	General Motors Financial Co., Inc.
530,000	2.75%, due 6/20/2025	509,584
945,000	5.40%, due 4/6/2026	950,991
	Volkswagen Group of America Finance LLC
370,000	3.35%, due 5/13/2025	360,238 (a)
420,000	6.00%, due 11/16/2026	430,047 (a)
		2,679,759
Auto Parts & Equipment 0.2%
130,000	IHO Verwaltungs GmbH, 6.00% Cash/6.75% PIK, due 5/15/2027	126,662 (a)(e)
Banks 13.3%
	Banco Santander SA
550,000	2.75%, due 5/28/2025	530,643
1,220,000	5.15%, due 8/18/2025	1,212,948
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value

Banks – cont'd
Bank of America Corp.
$400,000	3.95%, due 4/21/2025	$393,219
1,085,000	3.38%, due 4/2/2026	1,055,226 (f)
1,070,000	Citigroup, Inc., 3.35%, due 4/24/2025	1,061,803 (f)
1,655,000	Goldman Sachs Group, Inc., 1.95%, due 10/21/2027	1,514,028 (f)
JPMorgan Chase & Co.
700,000	2.30%, due 10/15/2025	682,096 (f)
505,000	4.08%, due 4/26/2026	496,784 (f)
Morgan Stanley
100,000	3.62%, due 4/17/2025	99,395 (f)
1,200,000	0.79%, due 5/30/2025	1,173,100 (f)
855,000	1.59%, due 5/4/2027	787,786 (f)
750,000	U.S. Bancorp, 5.73%, due 10/21/2026	754,852 (f)
1,100,000	Wells Fargo & Co., 3.91%, due 4/25/2026	1,078,172 (f)
10,840,052
Building Materials 0.3%
160,000	Camelot Return Merger Sub, Inc., 8.75%, due 8/1/2028	162,405 (a)
105,000	Jeld-Wen, Inc., 4.63%, due 12/15/2025	101,587 (a)
263,992
Chemicals 0.2%
160,000	Olympus Water U.S. Holding Corp., 7.13%, due 10/1/2027	160,179 (a)
Commercial Services 0.4%
260,000	APX Group, Inc., 6.75%, due 2/15/2027	259,350 (a)
90,000	Hertz Corp., 4.63%, due 12/1/2026	80,689 (a)
340,039
Cosmetics - Personal Care 0.3%
270,000	Haleon U.S. Capital LLC, 3.02%, due 3/24/2024	268,302
Diversified Financial Services 1.6%
540,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, due 7/15/2025	546,842
495,000	Capital One Financial Corp., 6.31%, due 6/8/2029	507,825 (f)
260,000	OneMain Finance Corp., 3.50%, due 1/15/2027	240,616
1,295,283
Electric 1.6%
465,000	Dominion Energy, Inc., 2.85%, due 8/15/2026	438,051
900,000	NextEra Energy Capital Holdings, Inc., 5.75%, due 9/1/2025	908,515
1,346,566
Energy - Alternate Sources 0.4%
Sunnova Energy Corp.
90,000	5.88%, due 9/1/2026	76,613 (a)
240,000	11.75%, due 10/1/2028	218,400 (a)
295,013
Engineering & Construction 0.2%
140,000	Global Infrastructure Solutions, Inc., 5.63%, due 6/1/2029	127,847 (a)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value

Entertainment 2.0%
Warnermedia Holdings, Inc.
$1,010,000	6.41%, due 3/15/2026	$1,010,686
645,000	3.76%, due 3/15/2027	618,027
1,628,713
Environmental Control 0.1%
90,000	Madison IAQ LLC, 4.13%, due 6/30/2028	81,823 (a)
Healthcare - Products 0.2%
170,000	Medline Borrower LP, 5.25%, due 10/1/2029	160,238 (a)
Holding Companies - Diversified 0.2%
160,000	Benteler International AG, 10.50%, due 5/15/2028	168,549 (a)
Insurance 0.2%
180,000	AssuredPartners, Inc., 5.63%, due 1/15/2029	168,039 (a)
Internet 0.6%
495,000	EquipmentShare.com, Inc., 9.00%, due 5/15/2028	509,281 (a)
Leisure Time 0.5%
140,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	139,300 (a)
120,000	Royal Caribbean Cruises Ltd., 4.25%, due 7/1/2026	115,905 (a)
130,000	VOC Escrow Ltd., 5.00%, due 2/15/2028	124,516 (a)
379,721
Media 0.9%
180,000	CSC Holdings LLC, 5.50%, due 4/15/2027	166,374 (a)
550,000	Fox Corp., 3.05%, due 4/7/2025	535,394
701,768
Oil & Gas 1.8%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
220,000	7.00%, due 11/1/2026	221,390 (a)
90,000	5.88%, due 6/30/2029	83,732 (a)
230,000	Borr IHC Ltd./Borr Finance LLC, 10.00%, due 11/15/2028	239,200 (a)
Civitas Resources, Inc.
485,000	8.38%, due 7/1/2028	506,313 (a)
165,000	8.63%, due 11/1/2030	175,019 (a)
130,000	Comstock Resources, Inc., 6.75%, due 3/1/2029	118,886 (a)
120,000	Northern Oil & Gas, Inc., 8.13%, due 3/1/2028	121,500 (a)
1,466,040
Packaging & Containers 0.1%
120,000	Mauser Packaging Solutions Holding Co., 7.88%, due 8/15/2026	122,122 (a)
Pharmaceuticals 0.9%
295,000	Bayer U.S. Finance LLC, 6.13%, due 11/21/2026	299,920 (a)
450,000	CVS Health Corp., 3.63%, due 4/1/2027	436,045
735,965
Pipelines 3.0%
175,000	Enbridge, Inc., 5.90%, due 11/15/2026	179,674
Energy Transfer LP
35,000	5.75%, due 4/1/2025	35,014
485,000	6.05%, due 12/1/2026	498,621
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value

Pipelines – cont'd
$90,000	EQM Midstream Partners LP, 7.50%, due 6/1/2027	$92,736 (a)
150,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.25%, due 1/15/2029	154,357
660,000	MPLX LP, 4.88%, due 6/1/2025	655,662
	New Fortress Energy, Inc.
210,000	6.75%, due 9/15/2025	208,325 (a)
255,000	6.50%, due 9/30/2026	244,903 (a)
280,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, due 3/1/2027	273,806 (a)
120,000	Venture Global LNG, Inc., 8.13%, due 6/1/2028	121,188 (a)
		2,464,286
Real Estate Investment Trusts 2.5%
	American Tower Corp.
405,000	1.60%, due 4/15/2026	374,361
1,305,000	1.45%, due 9/15/2026	1,188,963
216,000	American Tower Trust 1, 5.49%, due 3/15/2028	219,088 (a)
150,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, 4.88%, due 5/15/2029	138,845 (a)
130,000	XHR LP, 6.38%, due 8/15/2025	129,671 (a)
		2,050,928
Retail 0.1%
50,000	1011778 BC ULC/New Red Finance, Inc., 3.88%, due 1/15/2028	47,236 (a)
Semiconductors 1.9%
750,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, due 1/15/2027	731,929
	Marvell Technology, Inc.
580,000	1.65%, due 4/15/2026	539,576
290,000	5.75%, due 2/15/2029	299,628
		1,571,133
Software 1.7%
	Oracle Corp.
100,000	5.80%, due 11/10/2025	101,559
1,415,000	1.65%, due 3/25/2026	1,320,021
		1,421,580
Telecommunications 2.2%
565,000	AT&T, Inc., 1.70%, due 3/25/2026	528,602
220,000	Level 3 Financing, Inc., 3.63%, due 1/15/2029	111,778 (a)(g)(h)
	T-Mobile USA, Inc.
550,000	2.25%, due 2/15/2026	521,169
690,000	3.75%, due 4/15/2027	669,250
		1,830,799
Water 0.2%
160,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	162,152 (a)
Total Corporate Bonds (Cost $38,255,505)		37,647,879

Loan Assignments(c) 2.0%
Aerospace & Defense 0.1%
89,040	Peraton Corp., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.21%, due 2/1/2028	89,151
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Principal Amount		Value

Air Transport 0.1%
$81,000	American Airlines, Inc., Term Loan, (3 mo. USD Term SOFR + 4.75%), 10.43%, due 4/20/2028	$83,101
Business Equipment & Services 0.2%
175,724	William Morris Endeavor Entertainment LLC, First Lien Term Loan, (1 mo. USD Term SOFR + 2.75%), 8.22%, due 5/18/2025	176,054
Diversified Financial Services 0.3%
249,375	Avolon TLB Borrower 1 (US) LLC, Term Loan B6, (1 mo. USD Term SOFR + 2.00%), 7.36%, due 6/22/2028	249,759
Diversified Insurance 0.2%
199,500	HUB International Ltd., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.66%, due 6/20/2030	200,252
Health Care 0.3%
89,318	Medline Borrower LP, Term Loan B, (1 mo. USD Term SOFR + 3.00%), 8.47%, due 10/23/2028	89,681
179,100	Select Medical Corp., Term Loan B1, (1 mo. USD Term SOFR + 3.00%), 8.36%, due 3/6/2027	178,932
		268,613
Industrial Equipment 0.1%
49,412	Gates Global LLC, Term Loan B3, (1 mo. USD Term SOFR + 2.50%), 7.96%, due 3/31/2027	49,444 (i)(j)
Internet 0.1%
80,092	Gen Digital, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.00%), 7.46%, due 9/12/2029	80,117
Leisure Goods - Activities - Movies 0.2%
154,225	Carnival Corp., Term Loan B, (1 mo. USD Term SOFR + 3.00%), 8.36%, due 8/8/2027	154,353
Life Sciences Tools & Services 0.3%
210,000	Star Parent, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.35%, due 9/27/2030	207,287
Retailers (except food & drug) 0.1%
87,799	Petco Health & Wellness Co., Inc., Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.86%, due 3/3/2028	82,820

Total Loan Assignments (Cost $1,627,508)		1,640,951
Number of Shares

Short-Term Investments 5.6%
Investment Companies 5.6%
4,591,541	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.32%(k) (Cost $4,591,541)	4,591,541
Total Investments 98.7% (Cost $84,119,230)		80,629,125
Other Assets Less Liabilities 1.3%		1,093,070 (l)
Net Assets 100.0%		$81,722,195

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At December 31, 2023, these securities amounted to $35,411,721, which represents 43.3% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
(b)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of
December 31, 2023.

(c)	Variable or floating rate security. The interest rate shown was the current rate as of December 31, 2023 and changes periodically.
(d)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only"
holding.

(e)	Payment-in-kind (PIK) security.
(f)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(g)	Value determined using significant unobservable inputs.
(h)
Security fair valued as of December 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at December 31, 2023 amounted to $111,778, which represents
0.1% of net assets of the Fund.

(i)	All or a portion of this security was purchased on a delayed delivery basis.
(j)	All or a portion of this security had not settled as of December 31, 2023 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(k)	Represents 7-day effective yield as of December 31, 2023.
(l)	Includes the impact of the Fund’s open positions in derivatives at December 31, 2023.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$65,431,655	80.1%
Cayman Islands	5,688,375	7.0%
Spain	1,743,591	2.1%
Germany	1,216,867	1.5%
Ireland	796,601	1.0%
Switzerland	402,890	0.5%
Mexico	239,200	0.3%
Canada	226,910	0.3%
Austria	168,549	0.2%
Chile	122,946	0.1%
Short-Term Investments and Other Assets—Net	5,684,611	6.9%
	$81,722,195	100.0%
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At December 31, 2023, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2024	171	U.S. Treasury Note, 2 Year	$35,211,305	$340,371
Total Long Positions			$35,211,305	$340,371

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2024	16	U.S. Treasury Note, 10 Year	$(1,806,250)	$(65,907)
3/2024	79	U.S. Treasury Note, 5 Year	(8,593,102)	(213,690)
3/2024	10	U.S. Treasury Note, Ultra 10 Year	(1,180,156)	(57,363)
3/2024	6	U.S. Treasury Ultra Bond	(801,563)	(77,544)
Total Short Positions			$(12,381,071)	$(414,504)
Total Futures				$(74,133)
At December 31, 2023, the Fund had $443,976 deposited in a segregated account to cover margin requirements on open futures.
For the year ended December 31, 2023, the average notional value for the months where the Fund had futures outstanding was $41,924,179 for long positions and $(16,717,348) for short positions.
Total return swap contracts ("total return swaps")
At December 31, 2023, the Fund did not have any open positions in total return swaps.
For the year ended December 31, 2023, the average notional value for the months where the Fund had total return swaps outstanding was $1,751,400 for long positions and $(1,687,050) for short positions.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of December 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Mortgage-Backed Securities#	$—	$22,533,695	$—	$22,533,695
Asset-Backed Securities	—	14,215,059	—	14,215,059
Corporate Bonds
Telecommunications	—	1,719,021	111,778	1,830,799
Other Corporate Bonds#	—	35,817,080	—	35,817,080
Total Corporate Bonds	—	37,536,101	111,778	37,647,879
Loan Assignments#	—	1,640,951	—	1,640,951
Short-Term Investments	—	4,591,541	—	4,591,541
Total Investments	$—	$80,517,347	$111,778	$80,629,125

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Portfolio^  (cont’d)
#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 1/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2023
Investments in Securities:
Corporate Bonds(1)	$—	$—	$—	$(49)	$—	$—	$161	$—	$112	$(49)
Total	$—	$—	$—	$(49)	$—	$—	$161	$—	$112	$(49)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 12/31/2023	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average	Impact to valuation from increase in input
Corporate Bond	$111,778	Income Approach	Required Yield	16.0%	16.0%	Decrease
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of December 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$340,371	$—	$—	$340,371
Liabilities	(414,504)	—	—	(414,504)
Total	$(74,133)	$—	$—	$(74,133)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio
December 31, 2023
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$80,629,125
Cash collateral segregated for futures contracts (Note A)	443,976
Interest receivable	674,922
Receivable for securities sold	108,189
Receivable for Fund shares sold	138,330
Prepaid expenses and other assets	2,643
Total Assets	81,997,185
Liabilities
Payable to investment manager (Note B)	11,764
Payable for Fund shares redeemed	58,430
Payable for accumulated variation margin on futures contracts (Note A)	74,133
Payable to administrator (Note B)	27,681
Payable to trustees	1,691
Payable for audit fees	51,020
Payable for custodian and accounting fees	33,264
Other accrued expenses and payables	17,007
Total Liabilities	274,990
Net Assets	$81,722,195
Net Assets consist of:
Paid-in capital	$114,404,792
Total distributable earnings/(losses)	(32,682,597)
Net Assets	$81,722,195
Shares Outstanding ($.001 par value; unlimited shares authorized)	8,481,036
Net Asset Value, offering and redemption price per share
Class I	$9.64
*Cost of Investments:
(a) Unaffiliated issuers	$84,119,230

See Notes to Financial Statements

Statement of Operations
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio
For the Fiscal Year Ended December 31, 2023
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$4,148,785
Expenses:
Investment management fees (Note B)	143,933
Administration fees (Note B)	338,665
Shareholder servicing agent fees	5,314
Audit fees	51,020
Custodian and accounting fees	80,011
Insurance	2,424
Legal fees	32,441
Trustees' fees and expenses	50,524
Interest	171
Miscellaneous and other fees	14,612
Total expenses	719,115
Net investment income/(loss)	$3,429,670
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(2,342,663)
Expiration or closing of futures contracts	(293,910)
Expiration or closing of swap contracts	(29,760)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	4,128,088
Futures contracts	(152,480)
Net gain/(loss) on investments	1,309,275
Net increase/(decrease) in net assets resulting from operations	$4,738,945
See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	SHORT DURATION BOND PORTFOLIO
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$3,429,670	$3,145,053
Net realized gain/(loss) on investments	(2,666,333)	(2,723,242)
Change in net unrealized appreciation/(depreciation) of investments	3,975,608	(5,948,989)
Net increase/(decrease) in net assets resulting from operations	4,738,945	(5,527,178)
Distributions to Shareholders From (Note A):
Distributable earnings	(3,710,574)	(3,374,162)
From Fund Share Transactions (Note D):
Proceeds from shares sold	10,933,048	7,557,614
Proceeds from reinvestment of dividends and distributions	3,710,574	3,374,162
Payments for shares redeemed	(18,938,175)	(28,519,239)
Net increase/(decrease) from Fund share transactions	(4,294,553)	(17,587,463)
Net Increase/(Decrease) in Net Assets	(3,266,182)	(26,488,803)
Net Assets:
Beginning of year	84,988,377	111,477,180
End of year	$81,722,195	$84,988,377
See Notes to Financial Statements

Notes to Financial Statements Short Duration Bond Portfolio
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers only Class I shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other

Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Collateralized Loan Obligations (CLOs). The value of collateralized loan obligations is primarily determined by cash flow data, relevant loan pricing data and market color, and research from market participants and trading desks (Level 2 or 3 inputs).
Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.
The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
3
Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the New York Stock Exchange is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2023, was $1,371.
5
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
For federal income tax purposes, the estimated cost of investments held at December 31, 2023 was $84,425,065. The estimated gross unrealized appreciation was $953,558 and estimated gross unrealized depreciation was $4,749,498 resulting in net unrealized depreciation in value of investments of $(3,795,940) based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.
The tax character of distributions paid during the years ended December 31, 2023, and December 31, 2022, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$3,710,574	$3,374,162	$—	$—	$3,710,574	$3,374,162

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$4,431,415	$—	$(3,795,938)	$(33,318,074)	$—	$(32,682,597)
The temporary differences between book basis and tax basis distributable earnings are primarily due to amortization of bond premium and mark-to-market adjustments on futures.
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at December 31, 2023, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
Capital Loss Carryforwards
Long-Term	Short-Term
$29,091,798	$4,226,276
6
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.
8
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.
9
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
10
Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4, or any other applicable exemptive relief. Rule 12d1-4 permits investments in other registered investment companies in excess of the limitations of the 1940 Act if the Fund complies with the conditions of the Rule. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.

11
When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
The Fund may also enter into a TBA (To Be Announced) agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.
12
Derivative instruments: The Fund’s use of derivatives during the year ended December 31, 2023, is described below. Please see the Schedule of Investments for the Fund’s open positions in derivatives, if any, at December 31, 2023. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). Unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the year ended December 31, 2023, the Fund used futures for economic hedging purposes, including as a maturity or duration management device.
At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund’s taxable income.
Total return swap contracts: During the year ended December 31, 2023, the Fund used total return swaps for hedging purposes, liquidity management and to manage and adjust the risk profile of the Fund. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For over-the-counter ("OTC") total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.
At December 31, 2023, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	$340,371	Receivable/Payable for accumulated variation margin on futures contracts	$(414,504)
The impact of the use of these derivative instruments on the Statement of Operations during the year ended December 31, 2023, was as follows:
	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Futures
Interest rate risk	$(293,910)	$(152,480)
Swaps
Equity risk	(29,760)	-

(a)	Net realized gains/(losses) on derivatives are located in the Statement of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts
Swaps	Expiration or closing of swap contracts

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statement of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Futures	Futures contracts

13
Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statement of Assets and Liabilities under the caption "Investments in securities at value—Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
During the year ended December 31, 2023, the Fund did not participate in securities lending.
14
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or a Fund.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.17% of the first $2 billion of the Fund’s average daily net assets and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the year ended December 31, 2023, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.17% of the Fund’s average daily net assets.
The Fund retains NBIA as its administrator under an Administration Agreement. The Class I shares of the Fund pays NBIA an administration fee at the annual rate of 0.40% of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Class I shares of the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes interest, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, taxes including any expenses relating to tax reclaims, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay NBIA for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the year ended December 31, 2023, there was no repayment to NBIA under the contractual expense limitation agreement.
At December 31, 2023, the Fund had no contingent liabilities to NBIA under the contractual expense limitation agreement.
			Expenses Reimbursed in Year Ended December 31,
			2021	2022	2023
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026
Class I	0.95%	12/31/26	$—	$—	$—

(a)	Expense limitation per annum of the Fund's average daily net assets.
Neuberger Berman BD LLC is the Fund’s "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund’s Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund’s Class I shares.
Note C—Securities Transactions:
During the year ended December 31, 2023 there were purchase and sale transactions of long-term securities (excluding futures) as follows:
Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$9,626,391	$32,366,767	$6,400,031	$38,791,390
Note D—Fund Share Transactions:
Share activity for the years ended December 31, 2023, and December 31, 2022, was as follows:
	For the Year Ended December 31, 2023				For the period ended December 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,132,185	396,853	(1,954,992)	(425,954)	754,963	361,259	(2,851,390)	(1,735,168)
Note E—Line of Credit:
At December 31, 2023, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2023. During the year ended December 31, 2023, the Fund did not utilize the Credit Facility.
Note F—Recent Accounting Pronouncement:
In December 2022, the FASB issued Accounting Standards Update No. 2022-06, "Reference Rate Reform (Topic 848)" ("ASU 2022-06"), which is an update to Accounting Standards Update No. 2021-01,"Reference Rate Reform (Topic 848)" ("ASU 2021-01") and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund's financial statements.

Financial Highlights
Short Duration Bond Portfolio
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$9.54	$10.48	$10.68	$10.57	$10.40
Income/(Loss) From Investment Operations:
Net Investment Income/(Loss)[a]	0.39	0.33	0.26	0.24	0.18
Net Gains or (Losses) on Securities (both realized and unrealized)	0.16	(0.88)	(0.18)	0.12	0.20
Total From Investment Operations	0.55	(0.55)	0.08	0.36	0.38
Less Distributions From:
Net Investment Income	(0.45)	(0.39)	(0.28)	(0.25)	(0.21)
Net Asset Value, End of Year	$9.64	$9.54	$10.48	$10.68	$10.57
Total Return[b]	5.90%[c]	(5.19)%	0.74%[c]	3.46%	3.69%[c]
Supplemental Data/Ratios
Net Assets, End of Year (in millions)	$81.7	$85.0	$111.5	$103.1	$107.0
Ratio of Gross Expenses to Average Net Assets[d]	0.85%	0.84%	0.80%	0.86%	0.88%
Ratio of Net Expenses to Average Net Assets	0.85%	0.84%	0.80%	0.86%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.05%	3.29%	2.47%	2.26%	1.69%
Portfolio Turnover Rate	53%	55%	91%	162%	91%

See Notes to Financial Highlights

Notes to Financial Highlights Short Duration Bond Portfolio

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested.
Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

c
The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended December 31, 2023. The class action proceeds received in 2021 and 2019 had no impact on the Fund's total return for the years ended December 31, 2021 and 2019, respectively.

d
Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio and Board of Trustees of the Neuberger Berman Advisers Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 12, 2024

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47
Member of Advisory Board,
Burke Neurological Institute,
since 2021; Parish Councilor,
St. Pius X, since 2021;
formerly, Director, America
Press, Inc. (not-for-profit
Jesuit publisher), 2015 to
2021; formerly, Director,
Fordham University, 2001 to
2018; formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The
Jewish Theological Seminary,
2012 to 2020; formerly,
Executive Vice President and
General Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
47
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to 1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
47
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
and 2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly,
Director, Dexter Corp.
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Ami Kaplan (1960)	Trustee since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women's Forum of New York, 2014 to 2016.	47	None.
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47
Director, 1WS Credit Income
Fund, since 2018; Board
Member, American Family
Insurance (a mutual
company, not publicly
traded), since March 2009;
formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47
Board Member, The
Maritime Aquarium at
Norwalk, since 2020; Board
Member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	47
Director, 1WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Franklyn E. Smith (1961)	Trustee since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	47	Director, Zurich American Insurance Company, since 2023.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
47
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer, Mutual Funds, and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009
to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary,
thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly,
Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President,
NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Daniel Tracer (1987)	Anti-Money Laundering Compliance Officer since 2023
Senior Vice President and Head of Financial Regulation, Neuberger Berman,
since February 2023; Assistant United States Attorney, Southern District of
New York, 2016 to 2023; Trial Attorney, Department of Justice Antitrust
Division, 2012 to 2015; Senior Anti-Money Laundering Compliance Officer,
five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Board Consideration of the Management Agreement
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Short Duration Bond Portfolio (the "Fund").  Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the Fund and its shareholders; (ii) a comparison of the Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss by Management from its relationships with the Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to the Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any "fall-out" benefits likely to accrue to Management and its affiliates from their relationship with the Fund.
In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, which the Contract Review Committee annually considers and updates. It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Trustees, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund’s investment management agreement separately from those of other funds of the Trust.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting, compliance, and shareholder support services. The Board also considered Management’s policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, until it maintains a certain level of assets, if ever, that is profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund and the ability to plan for succession.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Performance Universe was composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Fund’s Expense Group and Performance Universe.
With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).
With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.
The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1- and 10-year periods and the third quintile for the 3- and 5-year periods. The Board considered that for the 7-month period ending July 31, 2023, the Fund outperformed versus its benchmark and it ranked in the first quintile of its Lipper peer category and the second quintile of its Morningstar peer category. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. The Board also took into account that in July 2022, Management added a new portfolio manager and in 2020, Management made changes to the Fund’s investment strategy. In addition, the Board met with the portfolio management team in December 2022.

Noting that the Fund underperformed over certain periods, the Board discussed with Management the Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Board also considered Management’s responsiveness to the Fund’s relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Expense Group was comprised of only non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared the Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund’s total expenses to the median of the total expenses of the Fund’s Expense Group. The Board noted that the Fund’s actual management fee and total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund’s actual management fee and total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.
The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked fourth out of five funds and the actual management fee and total expenses each ranked fifth out of five funds. The Board also took into account that in 2020, Management reduced the Fund’s expense limitation.
In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund’s expense ratio and performance.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)
The Board considered the consistent cost allocation methodology that Management used in developing its estimated profitability figures. In  addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated loss aligned with the consultant’s guiding principles and industry practices.
The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board noted that Management incurred a loss on its management of the Fund during the review period even before consideration of distribution expenses and taxes.
Information Regarding Services to Other Clients
The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Neuberger Berman
Advisers Management Trust
Sustainable Equity Portfolio
I Class Shares
S Class Shares

Annual Report
December 31, 2023
The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.
Unless you have elected to receive shareholder reports and other communications from the Fund electronically, instead of by mail, paper copies of the Fund's new, streamlined shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or investment provider (such as an insurance company, broker-dealer or bank) or, if you are a direct investor, by logging into your account at https://www.nb.com/en/us/funds or calling 800.877.9700. If you are a direct investor and have previously elected to receive shareholder reports electronically, you will continue to receive reports electronically and need not take any action.
B1017 02/24

Sustainable Equity Portfolio Commentary (Unaudited)
The Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio (the Fund) Class I generated a total return of 26.90% for the year ended December 31, 2023 (the reporting period), surpassing the 26.29% total return of its benchmark, the S&P 500® Index (the Index) for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
2023 started with low expectations for global growth and elevated fears of recession. Despite expectations, high interest rates (the U.S. Federal Reserve Board (Fed) raised rates four times in 2023, most recently in July to 5.25% - 5.50%, which was a 22-year high), March’s banking crisis, and wars in two regions, the Index returned 26.29% for the reporting period. In the fourth quarter, as inflation eased, the Index rallied 11.69% on the back of the Fed’s dovish tone.
Information Technology (IT), Communication Services and Consumer Discretionary were the best performing sectors during the reporting period. Defensive sectors lagged as economic growth improved, with Utilities declining and Consumer Staples flat. Energy also closed down on declining commodity prices.
Facing an uncertain year, we employed our disciplined bottom-up investment process and philosophy of investing in what we believed to be high-quality companies with robust financial characteristics, while using a stakeholder lens1 to help identify long-term sustainable compounders.
Stock selection drove the Fund’s outperformance versus the Index, especially within Industrials, Financials (our largest overweight versus the Index over the reporting period), Consumer Discretionary and Consumer Staples. Our barbell approach to the value-growth spectrum and focus on quality allowed the Fund to outperform within a very narrow market in which fewer than 30% of the Index’s companies outperformed the average.
The Fund’s top contributors included Amazon and Microsoft. Amazon reported strong margins and results, particularly within advertising and their third-party segment. Microsoft, a leader in the shift toward Artificial Intelligence, delivered very strong results, with revenues exceeding expectations and guidance.
IT was our largest relative detractor, as some of the outperforming mega-cap names in this sector do not fit our investment philosophy. However, we continue to have meaningful exposure to technology-enabled businesses in other sectors. Amazon (Consumer Discretionary) and our third top contributor, Alphabet (Communication Services), are examples.
Though Cigna Group, Danaher Corp. and Roche Holding were our largest detractors, in our view, we see longer-term opportunity in each. Cigna Group, the global health insurance company, underperformed despite solid operational results. One cause was the rotation away from defensive sectors. Investors also had concerns around pharmacy benefit management regulation and M&A plans. Danaher Corp., the global science and technology innovator, underperformed with a sector rotation out of biotech. Global pharma leader Roche Holding described 2023 as a transition year as it moves beyond the loss of Covid-related revenues.
We bought Applied Materials, Home Depot, IQVIA Holdings, IDEXX Laboratories, Interactive Brokers Group and Space Exploration Technologies2 during the reporting period, with proceeds from sales such as Embecta Corp., Veralto (a spin-off from Danaher Corp.), Intercontinental Exchange and Cognizant Technology.
Going into 2024, the markets will be watching many areas—direction of interest rates and the economy, an election year, and geopolitical uncertainty, with two ongoing wars and uncertainty around global economic growth.
Macro-aware, our primary focus remains bottom-up, and we see ample opportunities with a long runway to growth. We approach 2024 fully invested, with what we consider a well-balanced portfolio of differentiated high-quality businesses that we believe can outperform over a full market cycle.
1

Sustainable Equity Portfolio Commentary (Unaudited)
On a final note, ESG has received intense public interest lately. For us, ESG provides an invaluable framework for analyzing intangible assets that can potentially create long-term value. In our experience, ESG leadership is a driver of improved financial returns.
We look forward to continuing to serve your investment needs.
Sincerely,
Daniel P. Hanson
Portfolio Manager
1 Through our stakeholder lens, we focus on a business's customers, employees, suppliers, community, regulators, creditors and shareholders. The objective of our stakeholder analysis is to identify businesses with deep competitive moats and strong stakeholder relationships with the objective of driving long-term shareholder value.
2 Space Exploration Technologies is a private company. Investments in private companies involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in private companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio manager. The opinions are as of the date of this report and are subject to change without notice.
To read more on how we integrate sustainability issues into our investment process, please visit www.nb.com/sustainableequity.
2

Sustainable Equity Portfolio (Unaudited)

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	6.7%
Consumer Discretionary	12.2
Consumer Staples	3.1
Energy	1.6
Financials	21.6
Health Care	13.9
Industrials	10.7
Information Technology	26.2
Materials	1.9
Utilities	1.9
Short-Term Investments	0.2
Total	100.0%

*	Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 12/31/2023
		1 Year	5 Years	10 Years	Life of Fund
Class I	02/18/1999	26.90%	13.97%	9.99%	8.11%
Class S1	05/01/2006	26.57%	13.69%	9.74%	7.97%
S&P 500® Index[2,3]		26.29%	15.69%	12.03%	7.61%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.93% and 1.18% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.17% after expense reimbursements and/or fee waivers for Class S shares. The expense ratios for the annual period ended December 31, 2023 can be found in the Financial Highlights section of this report.
3

Sustainable Equity Portfolio (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception, if it has not operated for 10 years. The graph is based on Class I shares only; the performance of the Fund’s share classes will differ primarily due to different class expenses (see Performance Highlights chart above). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.
Please see Endnotes for additional information.
4

Endnotes (Unaudited)

1	Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.
2	The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of Class I shares, the Fund's oldest share class.
3
The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger
Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).
Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.
The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.
© 2024 Neuberger Berman BD LLC, distributor. All rights reserved.
5

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2023 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expense Example (Unaudited)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SUSTAINABLE EQUITY PORTFOLIO
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period	Expense
Actual	7/1/23	12/31/23	7/1/23 – 12/31/23	Ratio
Class I	$1,000.00	$1,098.50	$4.81 (a)	0.91%
Class S	$1,000.00	$1,097.30	$6.13 (a)	1.16%
Hypothetical (5% annual return before expenses)
Class I	$1,000.00	$1,020.62	$4.63 (b)	0.91%
Class S	$1,000.00	$1,019.36	$5.90 (b)	1.16%

(a)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period
(assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

6

Legend December 31, 2023 (Unaudited)
Sustainable Equity Portfolio
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC
7

Schedule of Investments Sustainable Equity Portfolio^
December 31, 2023

Number of Shares		Value
Common Stocks 99.4%
Banks 4.0%
446,533	Bank of America Corp.	$15,034,766
86,265	JPMorgan Chase & Co.	14,673,677
		29,708,443
Broadline Retail 7.9%
389,834	Amazon.com, Inc.	59,231,378 *
Capital Markets 2.5%
225,779	Interactive Brokers Group, Inc. Class A	18,717,079
Communications Equipment 1.9%
61,358	Arista Networks, Inc.	14,450,422 *
Consumer Staples Distribution & Retail 1.3%
14,370	Costco Wholesale Corp.	9,485,350
Diversified Telecommunication Services 0.6%
20,841	Space Exploration Technologies Corp. Class A	2,021,577 *#(a)(b)
22,368	Space Exploration Technologies Corp. Class C	2,169,696 *#(a)(b)
		4,191,273
Electrical Equipment 1.6%
386,581	Vestas Wind Systems AS	12,268,323 *
Electronic Equipment, Instruments & Components 1.6%
44,133	Zebra Technologies Corp. Class A	12,062,873 *
Financial Services 11.9%
15	Berkshire Hathaway, Inc. Class A	8,139,375 *
90,612	Berkshire Hathaway, Inc. Class B	32,317,676 *
112,889	Fiserv, Inc.	14,996,175 *
79,821	MasterCard, Inc. Class A	34,044,455
		89,497,681
Ground Transportation 2.0%
442,264	CSX Corp.	15,333,293
Health Care Equipment & Supplies 2.2%
51,841	Becton Dickinson & Co.	12,640,391
6,715	IDEXX Laboratories, Inc.	3,727,161 *
		16,367,552
Health Care Providers & Services 7.3%
115,792	Cencora, Inc.	23,781,361
103,723	Cigna Group	31,059,852
		54,841,213
Hotels, Restaurants & Leisure 3.5%
972,366	Compass Group PLC	26,598,092
Number of Shares		Value
Household Products 1.8%
173,859	Colgate-Palmolive Co.	$13,858,301
Insurance 3.2%
149,522	Progressive Corp.	23,815,864
Interactive Media & Services 6.7%
361,687	Alphabet, Inc. Class A	50,524,057 *
IT Services 3.6%
252,479	GoDaddy, Inc. Class A	26,803,171 *
Life Sciences Tools & Services 2.6%
49,923	Danaher Corp.	11,549,187
33,945	IQVIA Holdings, Inc.	7,854,194 *
		19,403,381
Machinery 1.7%
141,348	Otis Worldwide Corp.	12,646,405
Materials 1.9%
45,371	Sherwin-Williams Co.	14,151,215
Multi-Utilities 1.9%
1,046,053	National Grid PLC	14,106,860
Oil, Gas & Consumable Fuels 1.6%
476,452	Coterra Energy, Inc.	12,159,055
Pharmaceuticals 1.8%
46,107	Roche Holding AG	13,403,676
Semiconductors & Semiconductor Equipment 4.7%
95,178	Applied Materials, Inc.	15,425,498
116,409	Texas Instruments, Inc.	19,843,078
		35,268,576
Software 11.6%
31,573	Intuit, Inc.	19,734,072
179,614	Microsoft Corp.	67,542,049
		87,276,121
Specialty Retail 0.8%
16,700	Home Depot, Inc.	5,787,385
Technology Hardware, Storage & Peripherals 2.8%
108,874	Apple, Inc.	20,961,511
Trading Companies & Distributors 4.4%
24,767	United Rentals, Inc.	14,201,893
22,514	W.W. Grainger, Inc.	18,657,127
		32,859,020

Total Common Stocks (Cost $426,299,755)		745,777,570
See Notes to Financial Statements
8

Schedule of Investments Sustainable Equity Portfolio^  (cont’d)
Number of Shares		Value

Preferred Stocks 0.4%
Diversified Telecommunication Services 0.4%
3,428	Space Exploration Technologies Corp., Series E (Cost $2,776,680)	$3,325,160 *#(a)(b)
Principal Amount
Short-Term Investments 0.2%
Certificates of Deposit 0.0%(c)
$100,000	Self Help Credit Union, 0.10%, due 1/29/2024	100,000
100,000	Self Help Federal Credit Union, 0.10%, due 3/1/2024	100,000

		200,000
Number of Shares		Value
Investment Companies 0.2%
1,048,897	State Street Institutional Treasury Money Market Fund Premier Class, 5.28%(d)	$1,048,897
Total Short-Term Investments (Cost $1,248,897)		1,248,897
Total Investments 100.0% (Cost $430,325,332)		750,351,627
Other Assets Less Liabilities 0.0%(c)		201,200
Net Assets 100.0%		$750,552,827

*	Non-income producing security.
(a)	Value determined using significant unobservable inputs.
(b)
Security fair valued as of December 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at December 31, 2023 amounted to $7,516,433, which represents 1.0% of net assets of the Fund.

(c)	Represents less than 0.05% of net assets of the Fund.
(d)	Represents 7-day effective yield as of December 31, 2023.
#   This security is subject to restrictions on resale. Total value of all such securities at December 31, 2023 amounted to $7,516,433, which represents 1.0% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 12/31/2023	Fair Value Percentage of Net Assets as of 12/31/2023
Space Exploration Technologies Corp. (Series E Preferred Shares)	11/7/2023	$2,776,680	$3,325,160	0.4%
Space Exploration Technologies Corp. Class A	8/18/2023	1,688,121	2,021,577	0.3%
Space Exploration Technologies Corp. Class C	8/18/2023	1,811,808	2,169,696	0.3%
Total		$6,276,609	$7,516,433	1.0%
See Notes to Financial Statements
9

Schedule of Investments Sustainable Equity Portfolio^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of December 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Diversified Telecommunication Services	$—	$—	$4,191,273	$4,191,273
Other Common Stocks#	741,586,297	—	—	741,586,297
Total Common Stocks	741,586,297	—	4,191,273	745,777,570
Preferred Stocks#	—	—	3,325,160	3,325,160
Short-Term Investments	—	1,248,897	—	1,248,897
Total Investments	$741,586,297	$1,248,897	$7,516,433	$750,351,627

#	The Schedule of Investments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 1/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/2023
Investments in Securities:
Common Stocks(1)	$—	$—	$—	$691,344	$3,499,929	$—	$—	$—	$4,191,273	$691,344
Preferred Stocks(1)	—	—	—	548,480	2,776,680	—	—	—	3,325,160	548,480
Total	$—	$—	$—	$1,239,824	$6,276,609	$—	$—	$—	$7,516,433	$1,239,824
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 12/31/2023	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$4,191,273	Market Approach	Transaction Price	$97.00	$97.00	Increase
Preferred Stocks	3,325,160	Market Approach	Transaction Price	97.00	$97.00	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements
10

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust
Sustainable Equity Portfolio
December 31, 2023
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$750,351,627
Foreign currency(b)	10
Dividends and interest receivable	971,733
Receivable for Fund shares sold	72,821
Prepaid expenses and other assets	19,748
Total Assets	751,415,939
Liabilities
Payable to investment manager (Note B)	328,281
Payable for Fund shares redeemed	174,908
Payable to administrator (Note B)	216,159
Payable to trustees	993
Payable for custodian and accounting fees	44,603
Other accrued expenses and payables	98,168
Total Liabilities	863,112
Net Assets	$750,552,827
Net Assets consist of:
Paid-in capital	$390,257,053
Total distributable earnings/(losses)	360,295,774
Net Assets	$750,552,827
Net Assets
Class I	$612,559,115
Class S	137,993,712
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	18,367,364
Class S	4,120,754
Net Asset Value, offering and redemption price per share
Class I	$33.35
Class S	33.49
*Cost of Investments:
(a) Unaffiliated issuers	$430,325,332
(b) Total cost of foreign currency	$10

See Notes to Financial Statements
11

Statement of Operations
Neuberger Berman Advisers Management Trust
Sustainable Equity Portfolio
For the Fiscal Year Ended December 31, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$7,913,334
Interest and other income—unaffiliated issuers	160,485
Foreign taxes withheld	(71,496)
Total income	$8,002,323
Expenses:
Investment management fees (Note B)	3,612,306
Administration fees (Note B):
Class I	1,677,799
Class S	377,090
Distribution fees (Note B):
Class S	314,241
Shareholder servicing agent fees:
Class I	12,064
Class S	6,588
Audit fees	40,220
Custodian and accounting fees	87,959
Insurance	17,886
Legal fees	243,795
Repayment to Management of expenses previously assumed by Management (Note B)	4,471
Shareholder reports	831
Trustees' fees and expenses	51,006
Interest	157
Miscellaneous and other fees	40,669
Total expenses	6,487,082
Net investment income/(loss)	$1,515,241
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	39,221,604
Settlement of foreign currency transactions	(6,186)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	123,370,219
Foreign currency translations	52,941
Net gain/(loss) on investments	162,638,578
Net increase/(decrease) in net assets resulting from operations	$164,153,819
See Notes to Financial Statements
12

Statements of Changes in Net Assets
Neuberger Berman Advisers Management Trust
	SUSTAINABLE EQUITY PORTFOLIO
	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,515,241	$2,083,217
Net realized gain/(loss) on investments	39,215,418	11,015,350
Change in net unrealized appreciation/(depreciation) of investments	123,423,160	(157,970,943)
Net increase/(decrease) in net assets resulting from operations	164,153,819	(144,872,376)
Distributions to Shareholders From (Note A):
Distributable earnings:
Class I	(10,945,145)	(53,600,959)
Class S	(2,122,818)	(11,948,619)
Total distributions to shareholders	(13,067,963)	(65,549,578)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	21,034,779	26,408,665
Class S	6,894,358	7,312,605
Proceeds from reinvestment of dividends and distributions:
Class I	10,945,144	53,600,959
Class S	2,122,819	11,948,619
Payments for shares redeemed:
Class I	(57,798,448)	(34,033,044)
Class S	(15,534,233)	(15,440,163)
Net increase/(decrease) from Fund share transactions	(32,335,581)	49,797,641
Net Increase/(Decrease) in Net Assets	118,750,275	(160,624,313)
Net Assets:
Beginning of year	631,802,552	792,426,865
End of year	$750,552,827	$631,802,552
See Notes to Financial Statements
13

Notes to Financial Statements Sustainable Equity Portfolio
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers Class I and Class S shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments in equity securities, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that
14

case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Certificates of deposit are valued at amortized cost (Level 2 inputs).
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time at which the Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
3
Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend
15

income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member. The amount of such proceeds for the year ended December 31, 2023, was $357.
5
Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
For federal income tax purposes, the estimated cost of investments held at December 31, 2023 was $430,948,076. The estimated gross unrealized appreciation was $321,343,377 and estimated gross unrealized depreciation was $1,939,826 resulting in net unrealized appreciation in value of investments of $319,403,551 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.
The tax character of distributions paid during the years ended December 31, 2023, and December 31, 2022, was as follows:
Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$2,010,320	$5,185,793	$11,057,643	$60,363,785	$13,067,963	$65,549,578

16

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,533,493	$39,304,653	$319,457,628	$—	$—	$360,295,774
The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales.
6
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.
7
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
8
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
9
Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4, or any other applicable exemptive relief. Rule 12d1-4 permits investments in other registered investment companies in excess of the limitations of the 1940 Act if the Fund complies with the conditions of the Rule. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
10
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
11
Securities lending: The Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statement of Operations under the caption "Income from securities loaned—net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by the Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or
17

its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and the Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statement of Assets and Liabilities under the caption "Investments in securities at value—Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statement of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
During the year ended December 31, 2023, the Fund did not participate in securities lending.
12
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or a Fund.
13
Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the year ended December 31, 2023, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund’s average daily net assets.
The Fund retains NBIA as its administrator under an Administration Agreement. Each class pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Fund’s Class I and Class S shares so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, transaction costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, taxes including any expenses relating to tax reclaims, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the year ended December 31, 2023, the Fund’s Class S shares repaid NBIA $4,471, under the contractual expense limitation agreement.
18

At December 31, 2023, the Fund had no contingent liabilities to NBIA under the contractual expense limitation agreement:
			Expenses Reimbursed in Year Ended December 31,
			2021	2022	2023
			Subject to Repayment until December 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026
Class I	1.30%	12/31/26	$—	$—	$—
Class S	1.17%	12/31/26	—	—	—

(a)	Expense limitation per annum of the respective class’s average daily net assets.
Neuberger Berman BD LLC (the "Distributor") is the Fund’s "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund’s Class I shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Board adopted a non-fee distribution plan for the Fund’s Class I shares.
The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S’s average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.
Note C—Securities Transactions:
During the year ended December 31, 2023, there were purchase and sale transactions of long-term securities of $103,739,348 and $128,629,496, respectively.
During the year ended December 31, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended December 31, 2023, and December 31, 2022, was as follows:
	For the Year Ended December 31, 2023				For the Year Ended December 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	711,903	362,782	(1,924,584)	(849,899)	857,443	2,162,201	(1,073,430)	1,946,214
Class S	232,721	70,037	(519,430)	(216,672)	236,357	479,864	(495,636)	220,585
19

Note E—Line of Credit:
At December 31, 2023, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2023. During the year ended December 31, 2023, the Fund did not utilize the Credit Facility.
Note F—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
20

Financial Highlights
Sustainable Equity Portfolio
The following tables include selected data for a share outstanding throughout each fiscal period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding fiscal period.
Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$26.80	$37.03	$30.69	$26.89	$22.70
Income From Investment Operations:
Net Investment Income/(Loss)[a]	0.08	0.11	0.14	0.13	0.17
Net Gains or Losses on Securities (both realized and unrealized)	7.06	(7.20)	7.01	4.98	5.59
Total From Investment Operations	7.14	(7.09)	7.15	5.11	5.76
Less Distributions From:
Net Investment Income	(0.10)	(0.14)	(0.13)	(0.17)	(0.11)
Net Realized Capital Gains	(0.49)	(3.00)	(0.68)	(1.14)	(1.46)
Total Distributions	(0.59)	(3.14)	(0.81)	(1.31)	(1.57)
Net Asset Value, End of Year	$33.35	$26.80	$37.03	$30.69	$26.89
Total Return[b]	26.90%[c]	(18.45)%	23.48%[c]	19.56%[c]	25.88%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$612.6	$515.1	$639.6	$544.0	$491.3
Ratio of Gross Expenses to Average Net Assets[d]	0.90%	0.92%	0.89%	0.92%	0.93%
Ratio of Net Expenses to Average Net Assets	0.90%	0.92%	0.89%	0.92%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.27%	0.36%	0.40%	0.48%	0.67%
Portfolio Turnover Rate	15%	22%	15%	22%	21%[e]
See Notes to Financial Highlights
21

Financial Highlights  (cont’d)

Class S
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$26.91	$37.12	$30.78	$26.97	$22.79
Income (Loss) From Investment Operations:
Net Investment Income/(Loss)[a]	0.00	0.03	0.05	0.06	0.10
Net Gains or Losses on Securities (both realized and unrealized)	7.09	(7.20)	7.03	5.00	5.61
Total From Investment Operations	7.09	(7.17)	7.08	5.06	5.71
Less Distributions From:
Net Investment Income	(0.02)	(0.04)	(0.06)	(0.11)	(0.07)
Net Realized Capital Gains	(0.49)	(3.00)	(0.68)	(1.14)	(1.46)
Total Distributions	(0.51)	(3.04)	(0.74)	(1.25)	(1.53)
Net Asset Value, End of Year	$33.49	$26.91	$37.12	$30.78	$26.97
Total Return[b]	26.57%[c]	(18.65)%	23.16%[c]	19.28%[c]	25.58%[c]
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$138.0	$116.7	$152.8	$130.0	$121.5
Ratio of Gross Expenses to Average Net Assets[d]	1.16%	1.18%	1.16%	1.17%	1.18%
Ratio of Net Expenses to Average Net Assets	1.16%[f]	1.17%	1.16%[f]	1.17%[f]	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.01%	0.11%	0.13%	0.22%	0.39%
Portfolio Turnover Rate	15%	22%	15%	22%	21%[e]
See Notes to Financial Highlights
22

Notes to Financial Highlights Sustainable Equity Portfolio

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested.
Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if
Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

c
The class action proceeds listed in Note A of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended December 31, 2023. The class action proceeds received in 2021, 2020 and
2019 had no impact on the Fund’s total returns for the years ended December 31, 2021, 2020 and
2019, respectively.

d
Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee. Management did not reimburse or waive fees during the fiscal periods shown for Class I.

e
After the close of business on April 30, 2019, the Fund acquired all of the net assets of Neuberger Berman
Advisers Management Trust Guardian Portfolio and Neuberger Berman Advisers Management Trust Large
Cap Value Portfolio in a tax-free exchange of shares pursuant to a Plan of Reorganization and Dissolution approved by the Board. Portfolio turnover excludes purchases of $114,219,008 of securities acquired pursuant to the reorganization, and there were no sales made following a purchase-of-assets transaction relative to the reorganization.

f
After repayment of expenses previously reimbursed and/or fees previously waived by Management pursuant to the terms of the contractual expense limitation agreements with Management, as applicable. Had the
Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended December 31,
	2023	2021	2020
Class S	1.15%	1.14%	1.17%
23

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio
and Board of Trustees of the Neuberger Berman Advisers Management Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
February 12, 2024
24

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47
Member of Advisory Board,
Burke Neurological Institute,
since 2021; Parish Councilor,
St. Pius X, since 2021;
formerly, Director, America
Press, Inc. (not-for-profit
Jesuit publisher), 2015 to
2021; formerly, Director,
Fordham University, 2001 to
2018; formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The
Jewish Theological Seminary,
2012 to 2020; formerly,
Executive Vice President and
General Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
47
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to 1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
47
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
and 2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly,
Director, Dexter Corp.
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Ami Kaplan (1960)	Trustee since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women's Forum of New York, 2014 to 2016.	47	None.
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47
Director, 1WS Credit Income
Fund, since 2018; Board
Member, American Family
Insurance (a mutual
company, not publicly
traded), since March 2009;
formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47
Board Member, The
Maritime Aquarium at
Norwalk, since 2020; Board
Member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	47
Director, 1WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Franklyn E. Smith (1961)	Trustee since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	47	Director, Zurich American Insurance Company, since 2023.
29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
47
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust
31

terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.
32

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer, Mutual Funds, and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009
to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary,
thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

33

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly,
Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President,
NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Daniel Tracer (1987)	Anti-Money Laundering Compliance Officer since 2023
Senior Vice President and Head of Financial Regulation, Neuberger Berman,
since February 2023; Assistant United States Attorney, Southern District of
New York, 2016 to 2023; Trial Attorney, Department of Justice Antitrust
Division, 2012 to 2015; Senior Anti-Money Laundering Compliance Officer,
five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
34

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Board Consideration of the Management Agreement
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to Sustainable Equity Portfolio (the "Fund").  Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the Fund and its shareholders; (ii) a comparison of the Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss by Management from its relationships with the Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to the Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any “fall-out” benefits likely to accrue to Management and its affiliates from their relationship with the Fund.
In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, which the Contract Review Committee annually considers and updates. It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Trustees, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.
35

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund’s investment management agreement separately from those of other funds of the Trust.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting, compliance, and shareholder support services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management.  Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Fund’s investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, until it maintains a certain level of assets, if ever, that is profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Fund’s various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management.
36

The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund and the ability to plan for succession.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Performance Universe was composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board considered the Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Fund’s Expense Group and Performance Universe.
With respect to investment performance, the Board considered information regarding the Fund’s short-, intermediate- and long-term performance, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).
With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. For investment performance comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-year period and in the fourth quintile for the 3-, 5-, and 10-year periods. The Board considered that the Fund ranked in the third quintile of both its Lipper and Morningstar peer categories for the 7-month period ending July 31, 2023. The Board also took into account that as of April 2022, management of the Fund is under a new portfolio manager and changes were made to the Fund’s investment strategy. In addition, the Board met with the new portfolio manager in March 2023.
Noting that the Fund underperformed over certain periods, the Board discussed with Management the Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken,
37

or intended to take, to improve performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Board also considered Management’s responsiveness to the Fund’s relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Expense Group was comprised of only non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board reviewed a comparison of the Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared the Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund’s total expenses to the median of the total expenses of the Fund’s Expense Group. The Board noted that the Fund’s actual management fee and total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs contributed to the Fund’s actual management fee and total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund’s Class I as a proxy for both of the Fund’s classes.
The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee each ranked fourth out of four funds and total expenses ranked third out of four funds.
In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund’s expense ratio and performance.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management’s estimated profit on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)
The Board considered the consistent cost allocation methodology that Management used in developing its estimated profitability figures. In addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the
38

consultant its conclusion that Management’s process for calculating and reporting its estimated profit  aligned with the consultant’s guiding principles and industry practices.
The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to the Fund and, based on its review, concluded that Management’s reported level of estimated profitability on the Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in the Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Board retained confidence in Management’s capabilities to manage the Fund; that the Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their
39

relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.
Notice to Shareholders
100.00% of the dividends earned during the fiscal year ended December 31, 2023 qualify for the dividends received deduction for corporate shareholders.
The Fund designates $11,057,643 as a capital gain distribution.
40

Neuberger Berman
Advisers Management Trust

U.S. Equity Index PutWrite Strategy Portfolio

S Class Shares

Annual Report

December 31, 2023

S0324 02/24

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.

Unless you have elected to receive shareholder reports and other communications from the Fund electronically, instead of by mail, paper copies of the Fund's new, streamlined shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or investment provider (such as an insurance company, broker-dealer or bank) or, if you are a direct investor, by logging into your account at https://www.nb.com/en/us/funds or calling 800.877.9700. If you are a direct investor and have previously elected to receive shareholder reports electronically, you will continue to receive reports electronically and need not take any action.

U.S. Equity Index PutWrite Strategy Portfolio* Commentary (Unaudited)

The Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio Class S generated a total return of 15.00% for the year ended December 31, 2023 (the reporting period), outperforming its blended benchmark, comprised of 50% Cboe S&P 500 One-Week PutWrite Index and 50% Cboe S&P 500 PutWrite Index (collectively, the Index), which posted a total return of 11.69% for the same period.

Despite multiple wars, Silicon Valley Bank's collapse, rampant price inflation, immigration, political controversies, labor union strikes, and budget brinksmanship, the S&P 500® Index closed 2023 out with an 11.69% return in the fourth quarter, bringing its annual total return to 26.29%. The "Magnificent Seven"1 posted a staggering 76% annual total return as the Artificial Intelligence narrative went mainstream and investors began to price in the U.S. Federal Reserve Board (Fed) easing into 2024, among other things. Fixed income markets fared relatively well in the fourth quarter with expectations that the Fed's rate policy was shifting to a more dovish stance but were no match for stock market narratives. Many alternative strategies fared well relative to their more recent pasts which saw zero rates and volatile equity markets drain their return potential.

Overall equity index putwriting performed well relative to certain popular investment strategies. With the combination of higher rates and reasonable option premiums, the Cboe S&P 500 PutWrite Index (PUT) outperformed many of its competing investment strategies. For example, our less directional index option strategy managed to navigate the S&P 500 Index's performance reversal from August through December and finish the year ahead of most market-neutral strategies, as measured by the HFRX® Equity Market Neutral Index. We anticipate these trends to continue as U.S. economic and political uncertainty begin to cool equity and credit market returns and market uncertainty rebounds off of recent lows in the new year.

During the reporting period, the Fund's overall putwriting strategy was additive to portfolio performance. Meanwhile, the passive monthly PUT and weekly Cboe S&P 500 One-Week PutWrite indexes rose 14.32% and 9.07%, respectively. Over the same period, the collateral portfolio was also additive to performance as higher rates continue to offer investors more income potential from their investment portfolios which in turn may dampen portfolio volatility levels. As of December 31, 2023, 1-Year U.S. Treasuries are yielding approximately 4.8% with little duration risk (approximately 1 year). When combined with average to above average option premium levels, we believe our strategy can offer competitive returns versus many other asset classes.

During the reporting period, there were no changes to the portfolio as average option notional exposure remained consistent with our strategic target of 100% S&P 500 Index.

We don't believe the economic recession that was so certain to occur in 2023 is any more likely to occur in the first half of 2024. Our simple hypothesis is that the higher levels of portfolio income being paid to investors in the form of interest payments will continue to be a short-term income enhancement for the large U.S. upper-middle class. The direct economic stimulus that was being provided directly to consumers and asset owners by the Fed has now shifted to the U.S. Treasury's distribution of interest payments (cash flows) to debtholders which are mostly wealthy investors and institutions. The immediate increase in income for entities that spend is not instantly offset by the increase in longer-term financing costs that investors and corporations must bear over the coming years. Hence, we do not believe the Fed has to pull the 'hand-break' on the economy as the 'soft-landing' is in progress. However, we believe that when we fast forward a few quarters, the outlook for equities becomes much more ambiguous. Pile on a contentious U.S. Presidential election in November and 2024 has the makings of a relatively volatile year.

1

Sincerely,

DEREK DEVENS AND RORY EWING
PORTFOLIO MANAGERS

*  As previously disclosed in a supplement dated December 15, 2023 to the Fund's Summary Prospectuses, Prospectuses and Statement of Additional Information, the Board of Trustees of Neuberger Berman Advisers Management Trust approved the liquidation of the U.S. Equity Index PutWrite Strategy Portfolio. The liquidation is anticipated to occur on April 26, 2024.

1  The "Magnificent Seven" is a nickname for seven mega-cap technology-related growth stocks that performed significantly better than the rest of the stocks in the S&P 500® Index, including Alphabet (Class A & C), Amazon.com, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

2

U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

PORTFOLIO BY TYPE OF INVESTMENT

(as a % of Total Net Assets)
Rights	0.0%
U.S. Government Agency Securities	62.1
U.S. Treasury Obligations	30.9
Put Options Written	(0.6)
Short-Term Investments	6.4
Other Assets Less Liabilities	1.2
Total	100.0%

PERFORMANCE HIGHLIGHTS1

		Average Annual Total Return Ended 12/31/2023
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Class S*	05/01/2014	15.00%	8.47%	3.60%
Index
50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index[2,3]		11.69%	5.40%	4.04%
S&P 500® Index[2,3]		26.29%	15.69%	12.17%

*  Prior to May 1, 2017, the Fund had different investment goals, fees and expenses, principal investment strategies and portfolio managers. Please also see Endnote 1.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2022 was 1.54% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.06% for Class S shares after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended December 31, 2023 can be found in the Financial Highlights section of this report.

3

U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Fund. Results represent past performance and do not indicate future results.

4

Endnotes (Unaudited)

1  The Fund was relatively small prior to December 31, 2014, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund. Effective May 1, 2017, Absolute Return Multi-Manager Portfolio changed its name to the U.S. Equity Index PutWrite Strategy Portfolio and changed its investment goal, fees and expenses, principal investment strategies, risks and portfolio manager(s). Prior to that date, the Fund had a higher management fee, different expenses, a different goal and principal investment strategies, which included a multi-manager strategy, and different risks. Its performance prior to that date might have been different if the current fees and expenses, goal, and principal investment strategies had been in effect.

2  The date used to calculate Life of Fund performance for the index is May 1, 2014, the Fund's commencement of operations.

3  The 50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index is a blended index composed of 50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index, and is rebalanced monthly. The Cboe S&P 500 One-Week PutWrite Index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) S&P 500® Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one month Treasury bills. The index rolls on a weekly basis, typically every Friday. The Cboe S&P 500 PutWrite Index (PUT) is designed to represent a proposed hypothetical short put strategy. PUT is an award-winning benchmark index that measures the performance of a hypothetical portfolio that sells SPX put options against collateralized cash reserves held in a money market account. The PUT strategy is designed to sell a sequence of one-month, ATM SPX puts and invest cash at one- and three-month Treasury Bill rates. The S&P 500 Index is a float-adjusted market capitalization weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portfolio of the total value of the market. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

5

Endnotes (Unaudited) (cont'd)

The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios, including the Fund, are not available to the general public. Shares of the Fund may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans. Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.

© 2024 Neuberger Berman BD LLC, distributor. All rights reserved.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2023 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, Compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO

Actual	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During the Period 7/1/2023 – 12/31/2023(a)
Class S	$1,000.00	$1,038.50	$5.40
Hypothetical (5% annual return before expenses)(b)
Class S	$1,000.00	$1,019.91	$5.35

(a)  Expenses are equal to the annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)  Hypothetical expenses are equal to the annualized expense ratios of 1.05%, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

7

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio^ December 31, 2023

PRINCIPAL AMOUNT		VALUE
U.S. Government Agency Securities 62.1%
	Federal Agricultural Mortgage Corp.,
$2,800,000	1.59%, 1/10/2024(a)	$2,797,657
1,200,000	2.62%, 2/26/2024(a)	1,194,821
	FFCB,
2,000,000	0.25%, 2/26/2024	1,984,552
1,300,000	3.38%, 8/26/2024	1,287,354
1,000,000	4.25%, 9/26/2024	994,540
	FHLB,
4,500,000	2.38%, 3/8/2024	4,476,160
	FHLMC,
5,500,000	5.68%, 4/3/2025	5,500,075
	FNMA,
4,000,000	2.50%, 2/5/2024	3,989,382
4,000,000	1.63%, 10/15/2024	3,898,079
	Total U.S. Government Agency Securities (Cost $26,117,566)	26,122,620
U.S. Treasury Obligations 30.9%
	U.S. Treasury Notes,
4,000,000	0.38%, 9/15/2024(a)	3,873,750
3,700,000	1.75%, 3/15/2025(a)	3,575,269
2,100,000	3.50%, 9/15/2025	2,069,074
3,500,000	4.00%, 12/15/2025	3,481,270
	Total U.S. Treasury Obligations (Cost $13,022,403)	12,999,363
NO. OF RIGHTS		VALUE
Rights 0.0%
Biotechnology 0.0%
225	Tobira Therapeutics, Inc., CVR*(b)(c) (Cost $3,092)	$—
SHARES
Short-Term Investments 6.4%
Investment Companies 6.4%
2,687,392	Invesco Government & Agency Portfolio, Institutional Class, 5.28%(d)	2,687,392
2,061	Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 5.20%(d)	2,061
	Total Investment Companies (Cost $2,689,453)	2,689,453
Total Investments 99.4% (Cost $41,832,514)		41,811,436
Other Assets Less Liabilities 0.6%(e)		241,728
Net Assets 100.0%		$42,053,164

*  Non-income producing security.

(a)  All or a portion of this security is pledged with the custodian for options written.

(b)  Value determined using significant unobservable inputs.

(c)  Security fair valued as of December 31, 2023, in accordance with procedures approved by the valuation designee. Total value of all such securities at December 31, 2023, amounted to $0, which represents 0.0% of net assets of the Fund.

(d)  Represents 7-day effective yield as of December 31, 2023.

(e)  Includes the impact of the Fund's open positions in derivatives at December 31, 2023.

See Notes to Financial Statements

8

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio^ (cont'd)

Abbreviations

CVR  Contingent Value Rights

FFCB  Federal Farm Credit Bank

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corp.

FNMA  Federal National Mortgage Association

Derivative Instruments

Written option contracts ("options written")

At December 31, 2023, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	2	$(953,966)	$4,725	1/5/2024	$(1,400)
S&P 500 Index	11	(5,246,813)	4,730	1/5/2024	(8,690)
S&P 500 Index	3	(1,430,949)	4,740	1/5/2024	(3,090)
S&P 500 Index	6	(2,861,898)	4,750	1/5/2024	(7,830)
S&P 500 Index	1	(476,983)	4,760	1/5/2024	(1,635)
S&P 500 Index	2	(953,966)	4,630	1/12/2024	(990)
S&P 500 Index	3	(1,430,949)	4,695	1/12/2024	(3,375)
S&P 500 Index	2	(953,966)	4,715	1/12/2024	(2,960)
S&P 500 Index	1	(476,983)	4,745	1/12/2024	(2,230)
S&P 500 Index	2	(953,966)	4,750	1/12/2024	(5,120)
S&P 500 Index	8	(3,815,864)	4,760	1/12/2024	(21,760)
S&P 500 Index	4	(1,907,932)	4,765	1/12/2024	(11,640)
S&P 500 Index	9	(4,292,847)	4,755	1/19/2024	(28,260)
S&P 500 Index	6	(2,861,898)	4,765	1/19/2024	(20,910)
S&P 500 Index	1	(476,983)	4,770	1/19/2024	(3,675)
S&P 500 Index	6	(2,861,898)	4,775	1/19/2024	(23,250)
S&P 500 Index	9	(4,292,847)	4,770	1/26/2024	(40,050)
S&P 500 Index	8	(3,815,864)	4,780	1/26/2024	(38,720)
S&P 500 Index	5	(2,384,915)	4,785	1/26/2024	(25,225)
Total options written (premium received $344,035)					$(250,810)

For the year ended December 31, 2023, the average market value for the months where the Fund had options written outstanding was $(368,134). At December 31, 2023, the Fund had securities pledged in the amount of $11,441,497 to cover collateral requirements for options written.

See Notes to Financial Statements

9

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio^ (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of December 31, 2023:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Government Agency Securities	$—	$26,122,620	$—	$26,122,620
U.S. Treasury Obligations	—	12,999,363	—	12,999,363
Rights(a)(b)(c)	—	—	—	—
Short-Term Investments	—	2,689,453	—	2,689,453
Total Long Positions	$—	$41,811,436	$—	$41,811,436

(a)  The Schedule of Investments provides information on the industry or sector categorization.

(b)  The reconciliation between beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used is not presented as all values rounded to less than $1.

(c)  At December 31, 2023, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's derivatives as of December 31, 2023:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(250,810)	$—	$—	$(250,810)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

10

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
December 31, 2023
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$41,811,436
Cash	271,404
Foreign currency(b)	422
Dividends and interest receivable	279,068
Receivable for securities sold	32,184
Receivable for Fund shares sold	26,151
Receivable from administrator—net (Note B)	1,206
Prepaid expenses and other assets	1,053
Total Assets	42,422,924
Liabilities
Options contracts written, at value(c) (Note A)	250,810
Payable to investment manager—net (Note B)	15,979
Payable for securities purchased	1,218
Payable for Fund shares redeemed	17,805
Payable to trustees	1,050
Payable for audit fees	43,440
Payable for custodian and accounting fees	23,291
Other accrued expenses and payables	16,167
Total Liabilities	369,760
Net Assets	$42,053,164
Net Assets consist of:
Paid-in capital	$41,167,956
Total distributable earnings/(losses)	885,208
Net Assets	$42,053,164
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,457,668
Net Asset Value, offering and redemption price per share
Class S	$9.43
*Cost of Investments:
(a) Unaffiliated issuers	$41,832,514
(b) Total cost of foreign currency	$401
(c) Premium received from option contracts written	$344,035

See Notes to Financial Statements

11

Statement of Operations

Neuberger Berman Advisers Management Trust

U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
For the Fiscal Year Ended December 31, 2023
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$1,231,402
Dividend Income	12
Total income	$1,231,414
Expenses:
Investment management fees (Note B)	178,503
Administration fees (Note B)	119,002
Distribution fees (Note B)	99,168
Shareholder servicing agent fees	3,561
Audit fees	42,980
Custodian and accounting fees	65,590
Insurance	783
Legal fees	13,262
Shareholder reports	16,269
Trustees' fees and expenses	48,859
Miscellaneous and other fees	9,312
Total expenses	597,289
Expenses reimbursed by Management (Note B)	(180,625)
Total net expenses	416,664
Net investment income/(loss)	$814,750
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(28)
Settlement of foreign currency transactions	(17)
Expiration or closing of option contracts written	4,019,402
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	699,212
Foreign currency translations	64
Option contracts written	6,970
Net gain/(loss) on investments	4,725,603
Net increase/(decrease) in net assets resulting from operations	$5,540,353

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	U.S. EQUITY INDEX PUTWRITE STRATEGY PORTFOLIO
	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$814,750	$(14,773)
Net realized gain/(loss) on investments	4,019,357	(3,590,296)
Change in net unrealized appreciation/(depreciation) of investments	706,246	(1,018,609)
Net increase/(decrease) in net assets resulting from operations	5,540,353	(4,623,678)
Distributions to Shareholders From (Note A):
Distributable earnings	—	(6,598,259)
Total distributions to shareholders	—	(6,598,259)
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,867,624	5,802,357
Proceeds from reinvestment of dividends and distributions	—	6,598,259
Payments for shares redeemed	(6,282,350)	(5,573,219)
Net increase/(decrease) from Fund share transactions	(414,726)	6,827,397
Net Increase/(Decrease) in Net Assets	5,125,627	(4,394,540)
Net Assets:
Beginning of year	36,927,537	41,322,077
End of year	$42,053,164	$36,927,537

See Notes to Financial Statements

13

Notes to Financial Statements U.S. Equity Index PutWrite Strategy Portfolio

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio (the "Fund") is a separate operating series of the Trust and is diversified. The Fund currently offers only Class S shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to serve as an investment vehicle for premiums paid under their variable annuity and variable life insurance contracts and to certain qualified pension and other retirement plans.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—unadjusted quoted prices in active markets for identical investments

•  Level 2—other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3—unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities, exchange traded options written and rights, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official

14

Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and other market information which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities and reference data, such as market research publications, when available ("Other Market Information").

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.

3  Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the New York Stock Exchange is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

15

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

For federal income tax purposes, the estimated cost of investments held at December 31, 2023, was $41,832,514. The estimated gross unrealized appreciation was $49,725 and estimated gross unrealized depreciation was $70,803 resulting in net unrealized depreciation in value of investments of $21,078 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV, or NAV per share of the Fund. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

The tax character of distributions paid during the years ended December 31, 2023, and December 31, 2022, was as follows:

Distribution Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$—	$2,516,257	$—	$4,082,002	$—	$6,598,259

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$853,817	$54,942	$(21,012)	$—	$(2,539)	$885,208

16

The temporary differences between book basis and tax basis distributable earnings are primarily due to mark-to market adjustments on options contracts and unamortized organization expenses.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

During the year ended December 31, 2023, the Fund utilized short-term capital loss carryforwards in the amount of $1,570,961 and long-term capital loss carryforwards in the amount of $2,360,881, resulting in no capital loss carryforwards at year end.

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in October) and are recorded on the ex-date.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4, or any other applicable exemptive relief. Rule 12d1-4 permits investments in other registered investment companies in excess of the limitations of the 1940 Act if the Fund complies with the conditions of the Rule. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.

10  Derivative instruments: The Fund's use of derivatives during the year ended December 31, 2023, is described below. Please see the Schedule of Investments for the Fund's open positions in derivatives at December 31, 2023. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Rule 18f-4 under the 1940 Act regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). Unless the Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Options: The Fund's principal investment strategy is an options-based strategy. During the year ended December 31, 2023, the Fund used options written to manage or adjust the risk profile of the Fund or the risk of individual index exposures and to gain exposure more efficiently than through a direct purchase of the underlying

17

security or to gain exposure to securities, markets, sectors or geographical areas. Options written were also used to generate incremental returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

The Fund (as the seller of a put option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option's expiration or a portion of the premium upon the option's early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price.

At December 31, 2023, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Equity Risk
Options written	Option contracts written, at value	$(250,810)

The impact of the use of these derivative instruments on the Statement of Operations during the fiscal year ended December 31, 2023, was as follows:

Realized Gain/(Loss)

Derivative Type	Statement of Operations Location	Equity Risk
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	$4,019,402

18

Change in Appreciation / (Depreciation)

Derivative Type	Statement of Operations Location	Equity Risk
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	$6,970

While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 0.45% of the Fund's average daily net assets.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, NBIA retains JPMorgan Chase Bank, NA ("JPM") as its sub-administrator under a Sub-Administration Agreement. NBIA pays JPM a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Fund so that the total annual operating expenses do not exceed the expense limitation as detailed in the following table. This undertaking excludes interest, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, extraordinary expenses, taxes including any expenses relating to tax reclaims, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that it will repay NBIA for fees and expenses waived or reimbursed provided that repayment does not cause the annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the year ended December 31, 2023, there was no repayment to NBIA under the contractual expense limitation agreement.

At December 31, 2023, the Fund's contingent liabilities to NBIA under the contractual expense limitation agreement were as follows:

			Expenses Reimbursed in Year Ending, December 31,
			2021	2022	2023
			Subject to Repayment until December 31,
	Contractual Expense Limitation(1)	Expiration	2024	2025	2026
Class S	1.05%	12/31/26	$184,142	$178,991	$180,625

(1)  Expense limitation per annum of the Fund's average daily net assets.

19

Neuberger Berman BD LLC (the "Distributor") is the Fund's "principal underwriter" within the meaning of the 1940 Act. It acts as agent in arranging for the sale of the Fund's Class S shares. The Board has adopted a distribution and shareholder services plan (the "Plan") for Class S shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services related to the sale and distribution of Class S shares, and ongoing services provided to investors in the class, the Distributor receives from Class S a fee at the annual rate of 0.25% of Class S's average daily net assets. The Distributor may pay a portion of the proceeds from the 12b-1 fee to institutions that provide such services, including insurance companies or their affiliates and qualified plan administrators ("intermediaries") for services they provide respecting the Fund to current and prospective variable contract owners and qualified plan participants that invest in the Fund through the intermediaries. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with those rules.

Note C—Securities Transactions:

During the year ended December 31, 2023, there were purchase and sale transactions of long-term securities (excluding written option contracts) as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$19,389,289	$—	$20,700,000	$—

During the year ended December 31, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended December 31, 2023 and December 31, 2022 was as follows:

	For the Year Ended December 31, 2023				For the Year Ended December 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S	657,317	—	(702,936)	(45,619)	574,101	851,388	(550,169)	875,320

Other: At December 31, 2023, affiliated persons, as defined in the 1940 Act, owned 0.06% of the Fund's outstanding shares.

Note E—Line of Credit:

At December 31, 2023, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under the Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum

20

of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at December 31, 2023. During the year ended December 31, 2023, the Fund did not utilize the Credit Facility.

Note F—Recent Accounting Pronouncement:

In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

In December 2022, FASB issued Accounting Standards Update No. 2022-06 ("ASU 2022-06"), "Reference Rate Reform (Topic 848)". ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024 for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund's financial statements.

Note G—Subsequent Event:

On December 14, 2023, the Board approved the Plan of Liquidation for Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio (the "PutWrite Strategy Portfolio"). Accordingly, the PutWrite Strategy Portfolio will cease its investment operations, liquidate its assets and make a liquidating distribution, if applicable, to shareholders of record. The date of liquidation for PutWrite Strategy Portfolio is anticipated to occur on April 26, 2024 (the "Liquidation Date"). Shareholders of the PutWrite Strategy Portfolio may continue to redeem their shares through the Liquidation Date. As of the close of business on March 15, 2024, the PutWrite Strategy Portfolio will not accept orders to purchase PutWrite Strategy Portfolio shares from new investors or existing shareholders (including purchases through dividend reinvestments). A supplement to PutWrite Strategy Portfolio's prospectuses was mailed to shareholders of PutWrite Strategy Portfolio with additional information on the upcoming liquidation.

21

Financial Highlights

U.S. Equity Index PutWrite Strategy Portfolio

The following table includes selected data for a share outstanding throughout each fiscal period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding fiscal period.

Class S
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.20	$11.39	$10.31	$10.30	$8.95
Income From Investment Operations:
Net Investment Income/(Loss)‡	0.18	—	(0.06)	0.04	0.09
Net Gains or Losses on Securities (both realized and unrealized)	1.05	(1.39)	1.89	0.77	1.28
Total From Investment Operations	1.23	(1.39)	1.83	0.81	1.37
Less Distributions from:
Net Investment Income	—	—	(0.03)	(0.09)	(0.02)
Net Realized Capital Gains	—	(1.80)	(0.72)	(0.71)	—
Total Distributions	—	(1.80)	(0.75)	(0.80)	(0.02)
Net Asset Value, End of Period	$9.43	$8.20	$11.39	$10.31	$10.30
Total Return††	15.00%	(11.28)%	17.94%	8.26%	15.26%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$42.1	$36.9	$41.3	$36.0	$34.6
Ratio of Gross Expenses to Average Net Assets#	1.51%	1.53%	1.52%	1.61%	1.72%
Ratio of Net Expenses to Average Net Assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.05%	(0.04)%	(0.53)%	0.36%	0.97%
Portfolio Turnover Rate	73%	36%	44%	48%	26%

See Notes to Financial Highlights

22

Notes to Financial Highlights U.S. Equity Index PutWrite Strategy Portfolio

‡  Calculated based on the average number of shares outstanding during each fiscal period.

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate accounts or the related insurance policies or other qualified pension or retirement plans, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of
Neuberger Berman Advisers Management Trust
U.S. Equity Index PutWrite Strategy Portfolio and
Board of Trustees of the Neuberger Berman Advisers Management Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio (the "Portfolio") (one of the portfolios constituting Neuberger Berman Advisers Management Trust (the "Trust")), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Neuberger Berman Advisers Management Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
February 12, 2024

24

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Investment Advisers LLC ("NBIA"). The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47

Member of Advisory Board, Burke Neurological Institute, since 2021; Parish Councilor, St. Pius X, since 2021; formerly, Director, America Press, Inc. (not-for-profit Jesuit publisher), 2015 to 2021; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

25

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015

Executive Vice Chancellor Emeritus, The Jewish Theological Seminary, since 2020; formerly, Executive Vice Chancellor and Chief Operating Officer, The Jewish Theological Seminary, 2012 to 2020; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.

47

Chair and Director, USCJ Supporting Foundation, since 2021; Director, UJA Federation of Greater New York, since 2019; Trustee, The Jewish Theological Seminary, since 2015; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Legility, Inc. (privately held for-profit company), 2012 to 2021; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

26

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007

Formerly, President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), 2006 to 2020; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to 1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

47

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; formerly, Director, Berger Group Holdings, Inc. (engineering consulting firm), 2013 to 2018; formerly, Director, Financial Women's Association of New York (not-for-profit association), 1987 to 1996, and 2003 to 2019; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Foster Wheeler Manufacturing, 1994 to 2004; formerly, Director, Dexter Corp. (Manufacturer of Non-Wovens, Plastics, and Medical Supplies), 1992 to 2001.

27

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Ami Kaplan (1960)	Trustee since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women's Forum of New York, 2014 to 2016.	47	None.
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	47

Director, 1WS Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47

Board Member, The Maritime Aquarium at Norwalk, since 2020; Board Member, Norwalk Community College Foundation, since 2014; Dean's Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

28

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	47

Director, 1WS Credit Income Fund; Chair, Audit Committee, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47

Trustee, University of Maryland, Shore Regional Health System, since 2020; formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Franklyn E. Smith (1961)	Trustee since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	47	Director, Zurich American Insurance Company, since 2023.

29

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47

Director, Fortinet (cybersecurity), since 2021; Director, Ankura, since 2020; Director, Vigor Shipyard, since 2019; Director, Rockefeller Foundation, since 2018; Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Onassis Foundation, since 2014; Director, Michael Baker International (construction) since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, U.S. Naval Institute, 2014 to 2019; formerly, Director, Navy Federal Credit Union, 2000 to 2002; formerly, Director, BMC Software Federal, LLC, 2014 to 2019.

30

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

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Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

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(2)  Pursuant to the Trust's Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer, Mutual Funds, and Associate General Counsel, NBIA, since November 2018; formerly, Vice President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC, 2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to 2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel, 2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009 to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Senior Vice President, Neuberger Berman, since 2023 and Employee since 1999; Senior Vice President, NBIA, since 2023; formerly, Vice President, Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017

Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Managing Director, Neuberger Berman, since 2022; Senior Vice President, Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Daniel Tracer (1987)	Anti-Money Laundering Compliance Officer since 2023

Senior Vice President and Head of Financial Regulation, Neuberger Berman, since February 2023; Assistant United States Attorney, Southern District of New York, 2016 to 2023; Trial Attorney, Department of Justice Antitrust Division, 2012 to 2015; Senior Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)  The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management Agreement

On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Advisers Management Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement") with respect to U.S. Equity Index PutWrite Strategy Portfolio (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the Fund and its shareholders; (ii) a comparison of the Fund's performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss by Management from its relationships with the Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to the Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any "fall-out" benefits likely to accrue to Management and its affiliates from their relationship with the Fund.

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, which the Contract Review Committee annually considers and updates. It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Trustees, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.

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The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewal of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and its shareholders. The Board's determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered the Fund's investment management agreement separately from those of other funds of the Trust.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting, compliance, and shareholder support services. The Board also considered Management's policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management's use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management.

The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation. The Trustees also considered that Management's responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, until it maintains a certain level of assets, if ever, that is profitable to Management.

The Board also reviewed and evaluated Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests

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of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund and the ability to plan for succession.

As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.

Fund Performance

The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Performance Universe was composed of two types of funds: proprietary funds that are operated by insurance companies or their affiliates, and non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Fund's Expense Group and Performance Universe.

With respect to investment performance, the Board considered information regarding the Fund's short-term performance, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe, and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark).

With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance For investment performance comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

With regard to performance, the Board considered that the Fund adopted an entirely new investment strategy in May 2017. The Board considered that, for its new investment strategy since May 2017, based on performance data for the periods ended December 31, 2022: (1) as compared to its new benchmark, the Fund's performance was lower for the 1-year period and higher for the 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund's performance ranked second out of three funds for the 1- and 3-year periods and first out of two funds for the 5-year period. The Board noted that for the 7-month period ending July 31, 2023, the Fund outperformed versus its benchmark and ranked in the third quintile of both its Lipper and Morningstar peer categories. In addition, the Board noted that in February 2022, Management added a new portfolio manager, adjusted its strategy, and changed its benchmark index to an index with characteristics that are more representative of the Fund's investment strategy. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that same period. The Board also met with the portfolio management team in June 2023.

Noting that the Fund underperformed over certain periods, the Board discussed with Management the Fund's performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or

37

intended to take, to improve performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Board also considered Management's responsiveness to the Fund's relative performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding the Fund's relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of the Agreement, the Board considered the fee structure for the Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Expense Group was comprised of only non-proprietary funds, such as the Fund, operated for insurance company investors by independent investment managers. The Board reviewed a comparison of the Fund's management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Fund. Accordingly, the Board also considered the Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.

The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's Expense Group. The Board noted that the Fund's total expenses were higher than the Expense Group median, and considered whether specific portfolio management, administration or oversight needs or the Fund's relatively small size contributed to the Fund's total expenses. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. For fee comparisons, the Board looked at the Fund's Class S as a proxy for both of the Fund's classes.

The Board considered that, as compared to its Expense Group, the Fund's contractual management fee and total expenses each ranked in the fourth quintile and the actual management fee net of fees waived by Management ranked in the first quintile.

In addition to considering the above-referenced factors, the Board took note of its ongoing dialogue with Management regarding the dynamics of the insurance/annuity marketplace. The Board considered, among other matters, related tax restrictions and the unique challenges facing that market generally, which assisted the Board in understanding the context for the Fund's expense ratio and performance.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses,. (The Board also reviewed data on Management's estimated loss on the Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)

The Board considered the consistent cost allocation methodology that Management used in developing its estimated profitability figures. In addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss aligned with the consultant's guiding principles and industry practices.

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The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund, such as research it may receive from broker-dealers executing the Fund's portfolio transactions on an agency basis. The Board noted that Management incurred a loss on its management of the Fund during the review period even before consideration of distribution expenses and taxes.

Information Regarding Services to Other Clients

The Board also considered other funds and separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund, and compared the fees charged to the Fund to the fees charged to such comparable funds and separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Fund, the differences reflected Management's greater level of responsibilities and significantly broader scope of services to the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.

Economies of Scale

The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the lack of breakpoints was reasonable based on the consideration that setting competitive fee rates and pricing the Fund to scale are other means of sharing potential economies of scale with shareholders. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduces Fund expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The Board also considered that Management has provided, at no added cost to the Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

Conclusions

In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Board retained confidence in Management's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

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(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Advisers Management Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to each series of the Registrant.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $218,200 and $223,500 for the fiscal years ended 2022 and 2023, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $56,170 and $56,590 for the fiscal years ended 2022 and 2023, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $56,170 and $56,590 for the fiscal years ended 2022 and 2023, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 6. Investments.
(a)	The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Reserved.
Item 8. Reserved.
Item 9. Reserved.
Item 10. Reserved.
Item 11. Reserved.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 15.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 16. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable to the Registrant.
Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable to the Registrant.
Item 19. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023).

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date:   February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date:   February 23, 2024

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date:   February 23, 2024